AMENDMENT
                                    ---------

                                      NO. 1
                                      -----

This Amendment, made by and between LUTHERAN MUTUAL LIFE INSUREANCE COMPANY, hereinafter called the Ceding Company, and TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY, hereinafter called Transamerica Occidental, hereby amends and is attached to and forms part of that certain Reinsurance Agreement, dated January 1, 1981, made and entered into by and between the parties hereto, together with all amendments and supplements thereto, as follows:

                                       1.

    Effective January 1, 1981, Subsection 1.C. of Article IV is hereby amended to read in its entirety as follows:

    C. Plans other than Level Term Plans (Duration Twenty Years or Less) or Reducing Term Plans.

         If the life insurance reinsured is issued a a plan other than a level term plan (duration twenty years or less) or a reducing term plan,

                                                 AMENDMENT NO. 1 CONTINUES . . .

    (1) Transamerica Occidental's net amount at risk for the first policy year shall equal the face amount of the life insurance reinsured, After the first policy year, Transamerica Occidental's net amount at risk for each of the policy years two through ten, inclusive, shall be reduced by an amount equal to one-ninth of the terminal reserve of the life insurance reinsured as of the end of the tenth policy year.

    (2) Transamerica Occidental's net amount at risk for each of the ten policy years, during any ten policy year period after the first ten policy years, shall be the prior policy year's net amount at risk, less an amount equal to one-tenth of the difference between (a) the terminal reserve of the life insurance reinsured as of the end of the policy year immediately preceding the period involved, and (b) the terminal reserve of the life insurance reinsured as of the end of the last policy year of the period involved.

                                                 AMENDMENT NO. 1 CONTINUES . . .

    (3) Transamerica Occidental's net amount at risk shall equal the difference between the initial face amount of life insurance reinsured and the terminal reserve of such life reinsurance for each policy year in the period involved if the period of policy years involved shall be less than ten policy years.

    Due to certain variables in the plans of insurance which the Ceding Company may issue, which include but are not limited to special options, structure of tables of amounts, rate of guaranteeing an increase in the face amount under a given plan of insurance, the methods of calculating Transamerica Occidental's net amount at risk, as described herein, may not be appropriate. In such a case, Transamerica Occidental's net amount at risk shall be determined by a method mutually agreeable to the parties hereto.

                                       2.

Effective July 1, 1981, Exhibit IV, which is entitled PREFERRED 15 PREMIUMS PER $1,000 OF YEARLY RENEWABLE TERM INSURANCE, is hereby

                                                 AMENDMENT NO. 1 CONTINUES . . .

replaced in its entirety by the attached Exhibit IV-A which is entitled VANGURAD I PREMIUMS PER $1,000 OF YEARLY RENEWABLE TERM INSURANCE.

                                       3.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements therto.

Executed in duplicate by                         Executed in duplicate by
LUTHERAN MUTUAL LIFE INSURANCE                   TRANSAMERICA OCCIDENTAL
COMPANY                                          LIFE INSURANCE COMPANY
At Waverly, Iowa,                                at Los Angeles, California,
On November 2, 1981.                             On October 19, 1981.
   ------------------------                         ------------------------

By /s/ Gary W. Hertel                            By /s/ Signature
   ------------------------                         ------------------------
   Title: V.P. and Corporate actually               Second Vice President

By James P. Anderson                             By /s/ Lawrence D. Campbell
   ------------------------                         ------------------------
   Title: V.P. Legal & Govt.Sec.                    Assistant Secretary
                                                    10-19-81

                                  EXHIBIT IV-A
                             (Part I - Page 1 of 1)

                       TRANSAMERICA OCCIDENTAL REINSURANCE

         INSTRUCTIONS FOR THE USE OF THE NON-EXPERIENCE REFUND PREMIUMS
         --------------------------------------------------------------
                  PER $1,000 OF YEARLY RENEWABLE TERM INSURANCE
                  ---------------------------------------------

1. The reinsurance premiums set forth in Part II of this Exhibit apply to those cessions where the Reinsured does not offer separate insurance premiums for "Smokers" and "Non-Smokers" for the plan of insurance involved.

2. The reinsurance premiums set forth in Part III of this Exhibit apply to those cessions where the Reinsured does offer separate insurance premiums for "Smokers" and "Non-Smokers" for the plan of insurance involved.

3. In the case of all risks the reinsurance premiums set forth in Part IV of this Exhibit shall be applied for the purpose of computing the Substandard premiums. Table extra premiums shall be dropped at the later of age 65 and 20 years in force.

4. The attained age life premium per $1,000 shown for the second policy year, excluding the policy fee, shall be charged for preliminary term coverage in the case of utilization of the premiums set forth in Parts II, III and IV of this Exhibit.

5. The renewal and conversion of term insurance shall be considered as a continuation of the original insurance for the purpose of calculating future reinsurance premiums.

                                  EXHIBIT IV-A
                             (Part II - Page 1 of 4)

                                   VANGUARD 1

              PREMIUMS PER $1000 OF YEARLY RENEWABLE TERM INSURANCE
                               STANDARD MALE - ALB
                                $12.50 POLICY FEE

                                   POLICY YEAR

ISSUE                                                                                                                    ATTAINED
 AGE      1      2      3      4      5      6      7      8      9     10     11     12     13     14     15     16+      AGE
  0     3.95   1.26   0.94   0.80   0.72   0.67   0.62   0.59   0.55   0.54   0.53   0.53   0.58   0.65    0.75    0.86     15
  1     1.28   0.94   0.81   0.72   0.69   0.64   0.60   0.57   0.53   0.52   0.53   0.56   0.65   0.75    0.88    0.98     16
  2     0.96   0.80   0.74   0.67   0.65   0.60   0.57   0.55   0.53   0.53   0.58   0.64   0.76   0.87    0.99    1.08     17
  3     0.83   0.73   0.67   0.61   0.57   0.53   0.51   0.52   0.55   0.60   0.70   0.79   0.91   1.02    1.09    1.17     18
  4     0.78   0.69   0.62   0.55   0.51   0.47   0.48   0.52   0.60   0.71   0.84   0.95   1.06   1.14    1.16    1.22     19

  5     0.72   0.64   0.59   0.53   0.50   0.47   0.51   0.57   0.69   0.82   0.95   1.07   1.16   1.21    1.20    1.22     20
  6     0.65   0.60   0.56   0.53   0.52   0.52   0.58   0.67   0.79   0.92   1.04   1.15   1.22   1.25    1.22    1.20     21
  7     0.56   0.54   0.54   0.56   0.59   0.63   0.72   0.82   0.93   1.03   1.11   1.19   1.23   1.23    1.20    1.17     22
  8     0.47   0.49   0.53   0.61   0.68   0.77   0.89   0.99   1.07   1.12   1.17   1.20   1.22   1.20    1.17    1.16     23
  9     0.43   0.49   0.55   0.67   0.78   0.90   1.02   1.11   1.17   1.19   1.21   1.21   1.21   1.18    1.15    1.15     24

 10     0.46   0.53   0.61   0.74   0.87   1.00   1.12   1.20   1.25   1.24   1.23   1.21   1.20   1.17    1.14    1.14     25
 11     0.52   0.60   0.69   0.83   0.96   1.08   1.19   1.27   1.29   1.27   1.24   1.21   1.19   1.16    1.14    1.12     26
 12     0.61   0.70   0.79   0.92   1.04   1.15   1.24   1.30   1.31   1.28   1.24   1.21   1.19   1.17    1.15    1.13     27
 13     0.72   0.81   0.89   1.01   1.12   1.20   1.27   1.31   1.31   1.28   1.23   1.21   1.19   1.18    1.17    1.17     28
 14     0.84   0.91   0.99   1.09   1.18   1.24   1.27   1.30   1.29   1.26   1.21   1.20   1.20   1.19    1.19    1.20     29

 15     0.94   1.01   1.07   1.15   1.22   1.26   1.27   1.28   1.26   1.24   1.19   1.20   1.20   1.21    1.22    1.24     30
 16     1.01   1.09   1.14   1.19   1.25   1.25   1.25   1.24   1.22   1.21   1.17   1.19   1.21   1.22    1.25    1.27     31
 17     1.06   1.12   1.17   1.20   1.24   1.23   1.21   1.20   1.18   1.18   1.15   1.18   1.21   1.24    1.28    1.29     32
 18     1.06   1.11   1.16   1.19   1.21   1.19   1.17   1.15   1.14   1.15   1.14   1.18   1.22   1.26    1.31    1.32     33
 19     1.03   1.09   1.13   1.16   1.17   1.14   1.12   1.11   1.11   1.12   1.13   1.18   1.23   1.29    1.35    1.37     34

 20     0.99   1.04   1.09   1.12   1.11   1.09   1.07   1.07   1.08   1.11   1.13   1.19   1.25   1.33    1.40    1.44     35
 21     0.94   0.99   1.05   1.07   1.06   1.04   1.03   1.05   1.07   1.10   1.13   1.21   1.28   1.38    1.47    1.54     36
 22     0.89   0.94   1.00   1.03   1.02   1.00   1.00   1.03   1.06   1.10   1.15   1.25   1.34   1.45    1.57    1.68     37
 23     0.85   0.89   0.97   0.99   0.99   0.98   0.99   1.03   1.07   1.13   1.20   1.30   1.41   1.54    1.69    1.85     38
 24     0.82   0.86   0.96   0.97   0.97   0.98   1.00   1.04   1.10   1.17   1.26   1.38   1.50   1.66    1.85    2.05     39

 25     0.80   0.85   0.95   0.96   0.97   0.98   1.01   1.07   1.15   1.22   1.33   1.47   1.63   1.82    2.03    2.28     40
 26     0.79   0.84   0.94   0.96   0.98   1.00   1.05   1.12   1.21   1.30   1.42   1.59   1.78      2    2.25    2.51     41
 27     0.79   0.84   0.95   0.97   1.00   1.04   1.10   1.18   1.29   1.40   1.55   1.75   1.95   2.21    2.49    2.77     42
 28     0.80   0.87   0.96   1.00   1.04   1.10   1.16   1.27   1.39   1.53   1.70   1.94   2.15   2.44    2.75    3.06     43
 29     0.82   0.90   0.99   1.04   1.09   1.16   1.23   1.37   1.51   1.68   1.89   2.14   2.37   2.68    3.04    3.39     44

 30     0.85   0.93   1.02   1.09   1.15   1.23   1.32   1.48   1.66   1.85   2.10   2.36   2.61   2.95    3.36    3.74     45
 31     0.87   0.96   1.06   1.15   1.22   1.32   1.42   1.61   1.83   2.06   2.34   2.60   2.89   3.27    3.70    4.13     46
 32     0.88   0.99    1.1   1.22   1.31   1.42   1.55   1.76   2.01   2.28   2.59   2.87   3.19   3.59    4.10    4.59     47
 33     0.89   1.02   1.15   1.28   1.39   1.53   1.70   1.94   2.21   2.52   2.84   3.17   3.50   3.93    4.54    5.12     48
 34     0.90   1.05   1.21   1.35   1.49   1.67   1.87   2.13   2.43   2.77   3.12   3.48   3.84   4.34    5.02    5.74     49

 35     0.93   1.09   1.28   1.45   1.62   1.83   2.07   2.35   2.67   3.04   3.44   3.84   4.24   4.79    5.54    6.39     50
 36     0.96   1.16   1.38   1.58   1.79   2.03   2.31   2.60   2.95   3.36    3.8   4.24   4.68   5.29    6.11    7.05     51
 37     1.00   1.23   1.48   1.73   1.96   2.25   2.55   2.87   3.25   3.69    4.2   4.68   5.17   5.84    6.73    7.73     52
 38     1.06   1.33   1.61   1.91   2.15   2.49   2.82   3.17   3.58   4.05   4.62   5.14    5.7   6.45    7.40    8.49     53
 39     1.13   1.44   1.78   2.12   2.37   2.77   3.12   3.51   3.96   4.46   5.08   5.64   6.29   7.12    8.12    9.37     54

 40     1.22   1.58   1.97   2.34   2.61   3.06   3.45   3.88   4.37   4.89   5.57   6.18   6.94   7.85    8.92   10.41     55
 41     1.31   1.73   2.17   2.58   2.88   3.37   3.80   4.27   4.78   5.34   6.09   6.76   7.63   8.65    9.80   11.59     56
 42     1.39   1.87   2.35   2.81   3.15   3.67   4.14   4.68   5.22   5.81   6.59   7.33   8.33   9.51   10.76   12.84     57

                                  EXHIBIT IV-A
                             (Part II - Page 2 of 4)

                                   VANGUARD 1

              PREMIUMS PER $1000 OF YEARLY RENEWABLE TERM INSURANCE
                               STANDARD MALE - ALB
                                $12.50 POLICY FEE

                                   POLICY YEAR

ISSUE                                                                                                                      ATTAINED
 AGE    1    2      3      4      5      6      7       8       9      10      11      12       13      14     15     16+     AGE
 43   1.47   2.01   2.55   3.04   3.43   3.99   4.51    5.11    5.68    6.31    7.12    7.95    9.07   10.44   11.81   14.16  58
 44   1.58   2.17   2.77   3.31   3.75   4.35   4.93    5.58    6.18    6.85    7.73    8.67    9.93   11.44   12.95   15.45  59

 45   1.68   2.33   3.01   3.59   4.09   4.73   5.40    6.10    6.72    7.45    8.40    9.45   10.87   12.52   14.15   16.68  60
 46   1.79   2.51   3.27   3.89   4.44   5.15   5.92    6.68    7.33    8.13    9.15   10.31   11.88   13.69   15.36   17.99  61
 47   1.90   2.70   3.52   4.19   4.78   5.58   6.51    7.29    7.98    8.85    9.98   11.25   12.97   14.84   16.51   19.47  62
 48   2.00   2.91   3.80   4.51   5.12   6.06   7.15    7.94    8.70    9.65   10.91   12.27   14.15   15.95   17.66   21.15  63
 49   2.12   3.14   4.11   4.88   5.52   6.61   7.85    8.70    9.51   10.57   11.90   13.38   15.35   17.12   18.89   23.01  64

 50   2.25   3.39   4.45   5.27   5.93   7.17   8.56    9.49   10.35   11.55   12.95   14.55   16.50   18.36   20.22   25.03  65
 51   2.39   3.64   4.80   5.69   6.37   7.75   9.28   10.29   11.21   12.53   14.05   15.68   17.64   19.68   21.67   27.17  66
 52   2.51   3.86   5.14   6.10   6.80   8.26   9.93   10.99   11.98   13.51   15.05   16.76   18.82   21.07   23.25   29.54  67
 53   2.65   4.08   5.50   6.53   7.26   8.77  10.57   11.68   12.73   14.50   15.98   17.87   20.07   22.56   24.97   32.05  68
 54   2.83   4.34   5.92   7.07   7.83   9.36  11.26   12.44   13.57   15.46   16.99   19.10   21.43   24.15   26.81   34.62  69

 55   3.04   4.63   6.39   7.68   8.50   9.99  11.97   13.22   14.47   16.39   18.10   20.48   22.95   25.87   28.97   37.54  70
 56   3.31   5.00   6.97   8.44   9.32  10.76  12.79   14.15   15.48   17.38   19.45   22.07   24.70   27.94   31.65   40.94  71
 57   3.62   5.42   7.63   9.32  10.27  11.61  13.66   15.13   16.51   18.57   20.96   24.05   27.00   30.32   34.75   44.95  72
 58   3.96   5.88   8.32  10.27  11.29  12.53  14.51   16.02   17.54   19.89   22.55   26.43   29.65   33.04   38.21   49.30  73
 59   4.35   6.42   9.09  11.29  12.43  13.61  15.39   16.94   18.68   21.24   24.45   28.72   32.16   36.25   42.06   53.82  74

 60   4.83   7.07   9.99  12.43  13.61  14.84  16.38   18.04   20.04   22.84   26.60   31.04   35.12   40.00   46.55   58.82  75
 61   5.37   7.81  10.95  13.61  14.84  16.04  17.44   19.25   21.54   24.76   28.90   33.97   38.78   44.37   51.77   64.32  76
 62   5.94   8.58  11.91  14.84  16.04  17.18  18.54   20.56   23.36   27.06   31.60   37.19   42.61   49.21   57.87   70.34  77
 63   6.57   9.43  12.92  15.99  17.18  18.44  19.79   22.27   25.45   29.52   34.53   40.53   46.85   54.53   64.58   77.35  78
 64   7.32  10.44  14.06  17.06  18.44  19.75  21.52   24.35   27.80   32.31   37.62   44.24   51.51   60.41   71.61   84.71  79

 65   8.15  11.54  15.22  18.05  19.69  21.36  23.72   26.66   30.58   35.39   41.01   48.25   56.48   66.59   78.93   71.77  80
 66   9.00  12.68  16.23  18.99  21.23  23.48  26.07   29.51   33.82   38.76   45.10   52.94   62.14   73.08   86.53   99.16  81
 67   9.82  13.80  17.30  20.40  23.23  25.80  28.95   33.03   37.65   42.92   50.01   58.40   67.17   80.25   94.79  107.11  82
 68  10.70  14.60  18.68  22.14  25.43  28.70  32.61   37.18   42.34   48.09   55.58   64.39   74.96   88.11  103.73  115.87  83
 69  12.37  15.88  20.00  23.71  27.72  32.01  36.76   42.12   47.99   54.59   62.36   71.57   82.93   96.71  113.40  126.48  84

 70  13.96  17.79  21.04  25.17  30.24  34.79  40.31   46.85   53.53   60.75   69.03   78.76   91.02  105.25  123.22  138.11  85
 71  15.00  19.51  22.50  27.00  33.01  37.51  43.51   51.01   58.51   66.01   75.01   85.51   99.01  114.01  133.51  150.02  86
 72  16.29  21.17  24.43  29.31  35.83  40.71  47.22   55.37   63.51   71.65   71.42   92.82  107.47  123.76  144.92  162.84  87
 73  17.52  22.17  26.28  31.53  38.54  43.79  50.80   59.55   68.31   77.07   87.58   99.84  115.60  133.12  155.89  175.15  88
 74  18.53  24.08  27.79  33.34  40.75  46.31  53.72   62.97   72.24   81.49   92.61  105.57  122.24  140.76  164.84  185.21  89

 75  19.42  25.24  29.13  34.95  42.73  48.55  56.32   66.03   75.74   85.44   97.10  110.69  128.17  147.59  172.83  194.19  90
 76  20.23  26.30  30.35  36.42  44.51  50.58  58.68   68.80   78.09   89.02  101.17  115.33  133.53  153.77  180.07  202.33  91
 77  21.17  27.52  31.75  38.10  46.56  52.92  61.38   71.97   82.55   93.13  105.83  120.65  139.69  160.87  188.38  211.66  92
 78  22.64  29.43  33.95  40.74  49.80  56.59  65.64   76.96   88.28   99.59  113.18  129.02  149.39  172.03  201.45  226.35  93
 79  24.43  31.75  36.64  43.97  53.74  61.06  70.83   83.04   95.26  107.47  122.13  139.22  161.20  185.63  217.38  244.24  94

 80  25.89  33.65  38.83  46.60  56.95  64.72  75.08   88.02  100.96  113.90  129.44  147.55  170.86  196.75  230.40  258.87  95
 81  27.24  35.40  40.84  49.02  59.90  68.08  78.97   92.58  106.19  119.80  136.15  155.20  179.71  206.75  242.34  272.29  96
 82  28.66  37.24  42.97  51.57  63.02  71.62  83.08   97.41  111.72  126.05  143.25  163.28  189.07  217.72  254.96  286.47  97
 83  29.94  38.92  44.90  53.88  65.85  74.84  86.81  101.78  116.74  131.71  149.68  170.62  197.56  227.50  266.42  299.34  98
 84  31.32  40.70  46.96  56.36  68.88  78.28  90.80  106.46  122.10  137.76  156.56  178.46  206.64  237.95  278.65  313.09  99

                                  EXHIBIT IV-A
                             (Part II - Page 3 of 4)

                                   VANGUARD 1

              PREMIUMS PER $1000 OF YEARLY RENEWABLE TERM INSURANCE
                               STANDARD MALE - ALB
                                $12.50 POLICY FEE

                                   POLICY YEAR

ISSUE                                                                                                                   ATTAINED
 AGE      1      2      3      4      5     6      7      8       9     10     11     12     13     14     15    16+       AGE
  0     3.34   1.15   0.84   0.73   0.67   0.62   0.57   0.53    0.5   0.49   0.48   0.49    0.5   0.52   0.54   0.57      15
  1     1.15   0.84   0.73   0.67   0.62   0.58   0.54   0.51   0.49   0.48   0.49    0.5   0.52   0.55   0.58   0.62      16
  2     0.84   0.73   0.67   0.62   0.58   0.54   0.51   0.49   0.48   0.49    0.5   0.52   0.55   0.58   0.63   0.67      17
  3     0.73   0.67   0.62   0.58   0.54   0.51   0.49   0.49   0.49    0.5   0.53   0.56   0.58   0.63   0.67   0.71      18
  4     0.67   0.62   0.58   0.54   0.51   0.49   0.49    0.5    0.5   0.53   0.56   0.59   0.63   0.68   0.71   0.73      19

  5     0.62   0.58   0.54   0.51   0.50   0.49   0.50   0.51   0.53   0.56   0.59   0.64   0.68   0.72   0.74   0.74      20
  6     0.58   0.54   0.51   0.50   0.50   0.50   0.51   0.53   0.56   0.60   0.64   0.69   0.73   0.74   0.74   0.72      21
  7     0.54   0.51   0.50   0.50   0.50   0.51   0.54   0.57   0.60   0.65   0.69   0.73   0.75   0.75   0.73   0.71      22
  8     0.51   0.50   0.50   0.50   0.51   0.54   0.57   0.60   0.65   0.70   0.74   0.76   0.76   0.74   0.72   0.71      23
  9     0.50   0.50   0.50   0.51   0.54   0.57   0.60   0.65   0.70   0.74   0.76   0.76   0.74   0.73   0.71   0.70      24

 10     0.50   0.50   0.51   0.54   0.58   0.61   0.65   0.70   0.74   0.77   0.77   0.75   0.73   0.72   0.70   0.70      25
 11     0.50   0.51   0.54   0.58   0.61   0.66   0.71   0.75   0.77   0.77   0.76   0.74   0.72   0.71   0.70   0.71      26
 12     0.51   0.54   0.58   0.61   0.66   0.71   0.75   0.77   0.77   0.76   0.74   0.73   0.71   0.71   0.72   0.74      27
 13     0.54   0.58   0.61   0.66   0.72   0.76   0.78   0.78   0.76   0.76   0.73   0.72   0.71   0.72   0.74   0.76      28
 14     0.57   0.61   0.66   0.71   0.74   0.78   0.79   0.76   0.75   0.74   0.73   0.72   0.73   0.75   0.77   0.79      29

 15     0.60   0.65   0.70   0.73   0.74   0.79   0.77   0.75   0.74   0.73   0.73   0.74   0.76   0.77   0.79   0.80      30
 16     0.64   0.70   0.72   0.73   0.74   0.78   0.76   0.75   0.73   0.73   0.74   0.76   0.78   0.80   0.81   0.82      31
 17     0.68   0.71   0.72   0.73   0.75   0.77   0.75   0.74   0.73   0.75   0.77   0.79   0.81   0.82   0.83   0.86      32
 18     0.70   0.71   0.73   0.74   0.76   0.76   0.74   0.74   0.75   0.77   0.79   0.81   0.82   0.83   0.87   0.91      33
 19     0.70   0.72   0.73   0.75   0.76   0.75   0.74   0.75   0.77    0.8   0.82   0.83   0.84   0.87   0.92   0.98      34

 20     0.71   0.73   0.74   0.75   0.75   0.75   0.76   0.78   0.80   0.83   0.84   0.85   0.88   0.92   0.98   1.05      35
 21     0.72   0.74   0.74   0.74   0.75   0.76   0.79   0.81   0.83   0.85   0.85   0.89   0.93   0.99   1.06   1.15      36
 22     0.73   0.74   0.73   0.75   0.77   0.79   0.81   0.83   0.85   0.86   0.89   0.94   1.00   1.07   1.16   1.27      37
 23     0.73   0.73   0.74   0.77   0.80   0.82   0.84   0.85   0.86   0.90   0.95   1.01   1.08   1.17   1.28   1.39      38
 24     0.73   0.74   0.76   0.80   0.83   0.85   0.86   0.87   0.90   0.96   1.02   1.10   1.19   1.30   1.41   1.53      39

 25     0.74   0.75   0.79   0.82   0.85   0.86   0.87   0.91   0.96   1.03   1.10   1.20   1.31   1.42   1.54   1.69      40
 26     0.74   0.78   0.81   0.84   0.86   0.87   0.91   0.96   1.03   1.10   1.20   1.31   1.42   1.54   1.69   1.84      41
 27     0.75   0.80   0.83   0.85   0.87   0.90   0.96   1.03   1.10   1.20   1.31   1.42   1.54   1.69   1.84   1.97      42
 28     0.77   0.82   0.85   0.86   0.90   0.96   1.03   1.10   1.20   1.31   1.42   1.54   1.69   1.84   1.97   2.14      43
 29     0.80   0.84   0.86   0.90   0.95   1.03   1.10   1.20   1.31   1.42   1.54   1.69   1.84   1.97   2.14   2.36      44

 30     0.82   0.85   0.89   0.95   1.02   1.10   1.19   1.31   1.42   1.54   1.69   1.84   1.97   2.14   2.36   2.56      45
 31     0.84   0.88   0.94   1.01   1.09   1.19   1.30   1.42   1.54   1.69   1.84   1.97   2.14   2.36   2.56   2.76      46
 32     0.86   0.92   0.99   1.07   1.16   1.29   1.41   1.53   1.68   1.84   1.97   2.14   2.36   2.56   2.76   2.99      47
 33     0.87   0.95   1.04   1.14   1.24   1.38   1.52   1.66   1.80   1.97   2.13   2.34   2.55   2.76   2.99   3.26      48
 34     0.87   0.97   1.09   1.20   1.33   1.47   1.62   1.79   1.97   2.13   2.33   2.53   2.76   2.99   3.25   3.54      49

 35     0.80   1.01   1.14   1.27   1.42   1.57   1.74   1.92   2.12   2.32   2.52   2.73   2.98   3.23   3.51   3.83      50
 36     0.89   1.05   1.19   1.35   1.51   1.69   1.87   2.07   2.29   2.50   2.71   2.93   3.21   3.47   3.79   4.15      51
 37     0.89   1.07   1.25   1.42   1.61   1.81   2.00   2.20   2.43   2.64   2.89   3.13   3.43   3.72   3.07   4.49      52
 38     0.90   1.10   1.30   1.49   1.72   1.93   2.13   2.34   2.56   2.77   3.05   3.33   3.65   3.97   4.37   4.86      53
 39     0.91   1.13   1.35   1.58   1.84   2.07   2.28   2.49   2.70   2.92   3.20   3.51   3.86   4.22   4.68   5.23      54
 40     0.93   1.16   1.41   1.69   1.97   2.20   2.42   2.64   2.85   3.07   3.36   3.70   4.09   4.51   5.03   5.63      55
 41     0.95   1.20   1.47   1.79   2.09   2.34   2.57   2.80   3.00   3.23   3.55   3.91   4.34   4.85   5.44   6.07      56
 42     0.97   1.24   1.53   1.87   2.19   2.46   2.71   2.97   3.18   3.43   3.74   4.13   4.62   5.26   5.93   6.61      57

                                  EXHIBIT IV-A
                             (Part II - Page 4 of 4)

                                   VANGUARD 1

              PREMIUMS PER $1000 OF YEARLY RENEWABLE TERM INSURANCE
                              STANDARD FEMALE - ALB
                                $12.50 POLICY FEE

                                   POLICY YEAR

ISSUE                                                                                                                      ATTAINED
 AGE   1     2       3      4      5      6      7      8      9      10       11      12       13      14      15     16+   AGE
 43   0.99   1.28   1.60   1.96   2.29   2.58   2.84   3.14    3.38    3.66    3.99    4.40    4.97    5.74    6.50    7.28   58
 44   1.03   1.33   1.68   2.06   2.39   2.71   2.99   3.32    3.59    3.93    4.30    4.77    5.43    6.29    7.13    8.04   59

 45   1.07   1.40   1.77   2.16   2.50   2.85   3.15   3.51    3.83    4.22    4.64    5.17    5.93    6.87    7.80    8.82   60
 46   1.12   1.48   1.88   2.27   2.62   2.98   3.33   3.72    4.09    4.51    5.00    5.62    6.44    7.47    8.49    9.56   61
 47   1.19   1.58   2.02   2.41   2.78   3.14   3.55   3.96    4.37    4.82    5.40    6.10    6.95    8.01    9.18   10.26   62
 48   1.29   1.76   2.27   2.68   3.06   3.42   3.89   4.30    4.74    5.22    5.87    6.60    7.46    8.53    9.85   10.96   63
 49   1.43   2.02   2.60   3.05   3.41   3.82   4.30   4.74    5.21    5.73    6.39    7.13       8    9.13   10.54   11.77   64

 50   1.58   2.27   2.94   3.38   3.81   4.23   4.70   5.17    5.67    6.24    6.93    7.67    8.56    9.76   11.30   12.76   65
 51   1.71   2.47   3.20   3.68   4.16   4.54   5.01   5.50    6.06    6.68    7.42    8.22    9.17   10.46   12.17   13.91   66
 52   1.78   2.56   3.31   3.85   4.28   4.67   5.15   5.65    6.27    6.98    7.78    8.75    9.82   11.25   13.17   15.19   67
 53   1.79   2.58   3.33   3.88   4.31   4.71   5.17   5.68    6.38    7.16    8.03    9.24   10.47   12.12   14.36   16.57   68
 54   1.80   2.62   3.36   3.91   4.36   4.74   5.21   5.72    6.54    7.31    8.30    9.74   11.19   13.14   15.68   18.12   69
 55   1.82   2.66   3.39   3.95   4.41   4.78   5.25   5.77    6.69    7.54    8.62   10.29   12.05   14.39   17.25   20.03   70
 56   1.85   2.72   3.45   4.02   4.49   4.86   5.32   5.85    6.88    7.93    9.16   10.91   13.13   16.02   19.33   22.48   71
 57   1.94   2.88   3.68   4.30   4.73   5.11   5.64   6.46    7.59    8.84   10.07   11.84   14.96   18.34   22.19   25.64   72
 58   2.09   3.16   4.10   4.73   5.11   5.61   6.46   7.59    8.78   10.07   11.09   13.45   17.37   21.19   25.61   29.43   73
 59   2.25   3.46   4.56   5.11   5.61   6.46   7.59   8.78   10.01   11.05   12.53   15.60   19.96   24.14   29.17   33.53   74

 60   2.44   3.82   4.84   5.61   6.46   7.59   8.78  10.01   11.05   12.31   14.54   17.94   22.64   27.37   32.83   37.74   75
 61   2.65   4.21   5.40   6.46   7.59   8.78  10.01  11.05   12.22   14.19   16.95   20.54   25.61   30.89   36.81   42.31   76
 62   2.84   4.59   6.18   7.32   8.53   9.82  11.05  12.10   13.98   16.60   19.66   23.45   29.13   34.57   41.44   47.35   77
 63   3.05   5.01   6.72   7.96   9.24  10.69  12.00  13.75   16.13   19.30   22.47   26.70   32.76   38.85   46.50   52.84   78
 64   3.28   5.50   7.32   8.68  10.03  11.65  13.59  15.92   18.39   21.89   25.39   30.06   36.48   43.17   51.34   58.34   79

 65   3.54   6.00   7.94   9.44  11.24  13.10  15.66  18.21   20.76   24.59   28.42   33.53   40.55   47.57   56.18   63.84   80
 66   3.82   6.44   8.53  10.76  12.26  14.70  17.86  20.66   23.84   27.66   31.98   37.45   44.79   52.48   61.58   69.98   81
 67   4.13   6.85   9.66  12.73  14.23  16.98  20.43  23.51   27.37   31.49   36.36   41.99   49.29   57.76   68.17   77.01   82
 68   4.50   8.04  11.57  14.08  16.29  20.11  23.08  26.95   31.23   36.20   41.49   47.47   54.72   64.57   76.08   85.49   83
 69   6.85  10.50  13.30  16.20  19.50  22.79  26.15  30.89   35.64   41.30   47.04   53.69   61.79   72.19   84.53   94.98   84

 70   9.32  12.42  14.50  18.64  21.74  24.84  28.99  34.16   39.34   45.55   51.76   59.00   68.32   78.67   92.13  103.51   85
 71  10.13  13.51  15.77  20.27  23.65  27.03  31.53  37.16   42.79   49.54   56.30   64.18   74.32   85.57  100.21  112.60   86
 72  11.18  14.91  17.40  22.37  26.10  29.83  34.80  41.01   47.22   54.68   62.14   70.84   82.02   94.44  110.60  124.27   87
 73  12.20  16.26  18.97  24.39  28.45  32.52  37.94  44.71   51.49   59.62   67.75   77.23   89.43  102.98  120.59  135.49   88
 74  13.32  17.76  20.72  26.64  31.08  36.02  41.44  48.84   56.74   65.12   74.76   85.08   97.71  112.84  131.72  148.00   89

 75  15.11  20.15  23.51  30.23  35.27  40.80  47.02  55.42   63.82    7.13   84.00   96.42  110.51  127.99  149.46  167.93   90
 76  17.06  22.75  26.55  34.13  39.81  45.50  53.08  62.57   71.54   82.66   94.07  108.04  124.77  144.08  168.73  189.58   91
 77  18.51  24.98  28.79  37.01  43.18  49.35  57.57  67.85   78.13   90.47  102.80  117.19  135.70  156.26  182.99  205.60   92
 78  19.52  26.03  30.36  39.03  45.54  52.04  60.72  71.56   82.40   95.41  108.43  123.60  143.12  164.81  193.00  216.85   93
 79  20.11  26.80  31.27  40.20  46.90  53.60  62.54  73.71   84.87   98.27  111.68  127.31  147.41  169.74  198.78  223.34   94

 80  20.73  27.63  32.24  41.45  48.36  55.27  64.48  75.99   87.51  101.32  115.14  131.26  151.98  175.01  204.94  230.27   95
 81  21.80  29.07  33.91  43.60  50.86  58.13  67.82  79.93   92.04  106.57  121.11  138.06  159.86  184.07  215.56  242.20   96
 82  22.93  30.58  35.68  45.87  53.51  61.16  71.35  84.09   96.84  112.13  127.42  145.25  168.18  193.66  226.79  254.82   97
 83  23.96  31.96  37.28  47.93  55.92  63.91  74.56  87.87  101.19  117.16  133.14  151.78  175.74  202.37  236.98  266.27   98
 84  25.03  33.37  38.93  50.05  58.39  66.74  77.86  91.76  105.67  122.35  139.04  158.50  183.52  211.33  247.47  278.06   99

                                  EXHIBIT IV-A
                            (Part III - Page 1 of 5)

                              VANGUARD II - SMOKER

              PREMIUMS PER $1000 OF YEARLY RENEWABLE TERM INSURANCE
                                  STANDARD MALE
                                $12.50 POLICY FEE

                                   POLICY YEAR

ISSUE                                                                                                                    ATTAINED
 AGE      1      2      3      4      5      6      7      8      9     10     11     12     13     14     15     16+      AGE
  0     3.95   1.26   0.94   0.80   0.72   0.57   0.62   0.59   0.55   0.54   0.53   0.53   0.59   0.65   0.75    0.86     15
  1     1.28   0.94   0.91   0.72   0.69   0.54   0.60   0.57   0.53   0.52   0.53   0.56   0.65   0.75   0.88    0.98     16
  2     0.96   0.80   0.74   0.67   0.65   0.60   0.57   0.55   0.53   0.53   0.58   0.64   0.76   0.87   0.99    1.08     17
  3     0.83   0.73   0.67   0.61   0.57   0.53   0.51   0.52   0.55   0.60   0.70   0.79   0.91   1.02   1.09    1.17     18
  4     0.78   0.69   0.62   0.55   0.51   0.47   0.48   0.52   0.60   0.71   0.84   0.95   1.06   1.14   1.16    1.22     19

  5     0.72   0.64   0.59   0.53   0.50   0.47   0.51   0.57   0.69   0.82   0.95   1.07   1.16   1.21   1.20    1.22     20
  6     0.85   0.60   0.56   0.53   0.52   0.52   0.68   0.67   0.79   0.92   1.04   1.15   1.22   1.25   1.22    1.20     21
  7     0.56   0.54   0.54   0.56   0.59   0.53   0.72   0.82   0.93   1.03   1.11   1.19   1.23   1.23   1.20    1.17     22
  8     0.47   0.49   0.53   0.61   0.68   0.77   0.89   0.99   1.07   1.12   1.17   1.20   1.22   1.20   1.17    1.16     23
  9     0.43   0.49   0.55   0.67   0.79   0.90   1.02   1.11   1.17   1.19   1.21   1.21   1.21   1.18   1.15    1.15     24

 10     0.46   0.53   0.61   0.74   0.86   1.00   1.12   1.20   1.25   1.24   1.23   1.21   1.20   1.17   1.14    1.14     25
 11     0.52   0.50   0.69   0.83   0.96   1.08   1.19   1.27   1.29   1.27   1.24   1.21   1.19   1.16   1.14    1.12     26
 12     0.51   0.70   0.79   0.92   1.04   1.15   1.24   1.30   1.31   1.28   1.24   1.21   1.19   1.17   1.15    1.13     27
 13     0.72   0.81   0.89   1.01   1.12   1.20   1.27   1.31   1.31   1.28   1.23   1.21   1.19   1.18   1.17    1.17     28
 14     0.84   0.91   0.99   1.09   1.18   1.24   1.27   1.30   1.29   1.26   1.21   1.20   1.20   1.19   1.19    1.20     29

 15     0.94   1.01   1.07   1.15   1.22   1.26   1.27   1.28   1.26   1.24   1.19   1.20   1.20   1.21   1.22    1.24     30
 16     1.01   1.09   1.14   1.19   1.25   1.25   1.25   1.24   1.22   1.21   1.17   1.19   1.21   1.22   1.25    1.27     31
 17     1.06   1.12   1.17   1.20   1.24   1.23   1.21   1.20   1.18   1.18   1.15   1.18   1.21   1.24   1.28    1.29     32
 18     1.06   1.11   1.16   1.19   1.21   1.19   1.17   1.15   1.14   1.15   1.14   1.18   1.22   1.26   1.31    1.32     33
 19     1.18   1.25   1.30   1.33   1.34   1.31   1.28   1.27   1.27   1.29    1.3   1.36   1.41   1.48   1.55    1.58     34

 20     1.28   1.35   1.42   1.45   1.44   1.41   1.40   1.39   1.41   1.44   1.47   1.54   1.62   1.73   1.82    1.87     35
 21     1.22   1.28   1.36   1.40   1.38   1.36   1.34   1.36   1.39   1.43   1.47   1.57   1.67   1.80   1.91    2.00     36
 22     1.15   1.22   1.30   1.34   1.33   1.30   1.30   1.34   1.38   1.43   1.50   1.62   1.74   1.88   2.04    2.19     37
 23     1.10   1.16   1.26   1.28   1.28   1.27   1.29   1.34   1.39   1.46   1.56   1.59   1.83   2.00   2.20    2.41     38
 24     1.07   1.12   1.25   1.26   1.26   1.27   1.30   1.36   1.43   1.52   1.64   1.79   1.95   2.16   2.40    2.67     39

 25     1.03   1.10   1.23   1.25   1.26   1.27   1.32   1.40   1.49   1.59   1.73   1.91   2.12   2.36   2.54    2.96     40
 26     1.02   1.09   1.22   1.25   1.27   1.29   1.36   1.45   1.57   1.69   1.85   2.06   2.31    2.6   5.92    3.27     41
 27     1.03   1.10   1.23   1.26   1.29   1.35   1.43   1.53   4.67   1.82   2.01   2.27   2.53   2.87   3.23    3.60     42
 28     1.04   1.13   1.25   1.29   1.35   1.43   1.51   1.65   1.80   1.99   2.21   2.52   2.80   3.18   3.57    3.98     43
 29     1.07   1.16   1.28   1.35   1.42   1.51   1.60   1.79   1.96   2.19   2.45   2.78   3.08   3.49   3.95    4.40     44

 30     1.10   1.20   1.33   1.42   1.50   1.60   1.72   1.92   2.15   2.41   2.72   3.06   3.39   3.84   4.36    4.87     45
 31     1.13   1.25   1.38   1.50   1.59   1.72   1.85   2.09   5.37   2.67   3.04   3.38   3.75   4.25   4.81    5.37     46
 32     1.14   1.29   1.43   1.58   1.70   1.85   2.01   2.29   2.61   2.97   3.37   3.74   4.15   4.66   5.33    5.96     47
 33     1.15   1.32   1.50   1.67   1.81   1.99   2.21   2.52   2.88   3.28   3.69   4.12   4.56   5.11   5.90    6.66     48
 34     1.17   1.36   1.57   1.76   1.93   2.17   2.43   2.77   3.61   3.61   4.06   4.53   5.00   5.64   5.53    7.46     49

 35     1.20   1.42   1.67   1.88   2.11   2.38   2.69   3.05   3.47   3.96   4.47   5.00   5.52   6.23   7.20    8.31     50
 36     1.25   1.51   1.79   2.05   2.32   2.64   3.00   3.38   3.84   4.37   4.94   5.52   6.09   6.88   7.94    9.16     51
 37     1.30   1.60   1.92   2.25   2.54   2.93   3.32   3.73   4.22    4.8   5.46   6.08   6.72   7.60   8.75   10.04     52
 38     1.38   1.72   2.09   2.48   2.79   2.24   3.66   4.12   4.65   5.27   6.01   6.68   7.41   8.39   9.62   11.03     53
 39     1.47   1.87   2.32   2.75   3.08   2.60   4.06   4.57   5.15   5.80   6.61   7.33   8.18   9.25  10.56   12.19     54

 40     1.58   2.05   2.56   3.04   3.39   3.98   4.49   5.04   5.68   6.35   7.25   8.04   9.02  10.20  11.60   13.54     55
 41     1.70   2.25   2.82   3.35   3.74   4.38   4.94   5.55   6.22   6.94   7.92   8.79   9.92  11.24  12.74   15.06     56
 42     1.81   2.43   3.06   3.65   4.09   4.77   5.38   6.09   6.78   7.56   8.57   9.53  10.83  12.37  13.99   16.69     57

                                  EXHIBIT IV-A
                            (Part III - Page 2 of 5)

                              VANGUARD II - SMOKER                   OCCIDENTAL
            PREMIUMS PER 1000 OF YEARLY RENEWABLE TERM INSURANCE     REINSURANCE
                                  STANDARD MALE
                             ALB - $12.50 POLICY FEE

ISSUE                               POLICY YEAR
AGE      1       2       3       4       5       6       7       8       9        10
 43     1.92    2.52    3.31    3.95    4.45    5.08    5.96     6.55     5.39     8.21
 44     2.05    2.52    3.60    4.31    4.68    5.65    6.41     7.25     2.03     8.91

 45     2.19    3.22    3.91    4.67    5.32    6.15    7.02     7.83     8.53     9.69
 46     2.33    3.25    4.25    5.06    5.78    6.70    7.70     8.59     9.53    10.57
 47     2.47    3.51    4.58    5.45    6.21    7.26    8.46     9.47    10.37    11.50
 48     2.60    3.29    4.94    5.87    6.66    7.82    9.30    10.32    11.31    12.54
 49     2.75    4.29    5.35    6.35    6.17    8.59   10.20    11.31    12.86    13.75

 50     2.93    4.41    5.78    6.25    7.71    9.32   11.12    12.34    13.46    15.01
 51     3.11    7.74    6.24    7.40    8.28   10.07   12.06    13.37    14.57    16.29
 52     3.27    5.22    6.68    7.92    8.84   10.73   12.61    14.29    15.58    17.57
 53     3.45    5.31    7.15    8.49    9.44   11.40   13.74    15.18    16.55    18.85
 54     3.58    5.54    7.70    9.19   10.19   12.17   14.64    16.17    17.64    20.10

 55     3.96    5.21    9.30    9.99   11.05   12.99   15.56    17.19    18.81    21.31
 56     4.30    6.49    9.06   10.97   12.12   13.99   16.63    18.39    20.13    22.59
 57     4.70    7.05    9.92   12.12   13.35   15.10   17.76    19.55    21.47    24.14
 58     5.14    7.65   10.82   13.35   14.68   16.29   18.86    20.83    22.80    25.85
 59     5.66    8.24   11.81   14.68   16.16   17.69   20.01    22.03    24.28    27.62

 60     6.23    9.05   12.80   16.03   17.55   19.13   21.12    23.25    25.94    29.45
 61     6.82    9.91   13.91   17.28   18.83   20.36   22.14    24.44    27.35    31.44
 62     7.43   10.22   14.88   18.54   20.04   21.47   23.17    25.50    29.18    33.81
 63     8.08   11.59   15.88   19.57   21.13   22.57   24.34    27.88    31.29    36.30
 64     8.85   12.52   17.01   20.53   22.31   23.89   25.03    29.45    33.53    39.08

 65     9.69   13.73   18.10   21.48   23.43   25.41   28.21    31.71    36.37    42.10
 66    10.53   14.82   18.98   22.22   24.83   27.46   30.48    34.51    39.55    45.33
 67    11.29   15.86   19.88   23.45   26.70   29.66   33.27    37.97    43.27    49.33
 68    12.08   15.50   21.10   25.01   28.73   32.41   36.83    41.99    47.82    54.32
 69    13.72   17.52   22.19   26.32   30.75   35.51   40.78    46.73    53.24    60.56

 70    15.21   19.39   22.93   27.43   32.95   37.91   43.92    51.04    58.33    66.19
 71    16.05   20.05   24.07   28.88   35.30   40.12   45.54    54.56    62.59    70.60
 72    17.10   22.22   25.64   30.77   37.60   42.72   49.57    58.11    66.66    75.20
 73    18.04   23.45   27.06   32.46   39.68   45.08   52.31    61.32    70.34    79.35
 74    18.71   24.31   28.06   33.65   41.15   46.76   54.24    63.59    72.94    82.29

 75    19.42   25.24   29.13   34.95   42.73   48.55   56.32    66.03    75.74    85.44
 76    20.23    26.3   30.35   36.42   44.51   50.52   58.69    68.80    78.90    89.02
 77    21.17   27.52   31.75   38.10   46.56   52.92   61.38    71.97    82.55    93.13
 78    22.64   29.43   33.95   40.74   49.80   56.59   65.64    76.96    88.28    99.59
 79    24.43   31.75   36.64   43.97   53.74   61.06   70.83    83.04    95.26   107.47

 80    25.89   33.65   38.83   46.60   56.95   64.72   75.08    88.02   100.96   113.90
 81    27.24   35.40   40.84   49.02   59.90   68.08   78.97    92.58   105.19   119.80
 82    28.66   37.24   42.97   51.57   63.02   71.62   83.08    97.41   111.72   126.05
 83    29.94   38.92   44.90   53.88   65.85   74.84   86.81   101.78   116.74   131.71
 84    31.31   40.70   46.96   56.35   68.87   78.27   90.79   106.45   122.10   137.76

ISSUE                                                         ATTAINED
AGE       11       12       13       14        15       16+     AGE
 43      9.25    10.03    11.79    13.58     15.36     19.40     58
 44     10.05    11.27    12.91    14.88     16.33     20.05     59

 45     10.83    12.28    14.13    16.28     18.40     21.69     60
 46     11.69    13.40    15.44    17.79     19.96     23.38     61
 47     12.98    14.62    16.86    19.29     21.46     25.31     62
 48     14.18    15.95    18.40    20.73     22.96     27.50     63
 49     15.47    17.40    19.95    22.25     24.56     29.91     64

 50     16.84    18.91    21.45    23.87     26.29     32.53     65
 51     18.25    20.39    22.94    25.58     28.17     35.32     66
 52     19.56    21.79    24.47    27.40     30.22     38.40     67
 53     20.78    23.24    26.10    29.33     32.46     41.57     68
 54     22.09    24.83    27.86    31.40     34.85     45.01     69

 55     23.52    26.52    29.84    33.63     37.67     48.80     70
 56     25.28    28.69    32.11    36.32     41.14     53.22     71
 57     27.25    31.26    35.10    39.41     45.17     58.43     72
 58     29.31    34.36    38.55    42.96     49.68     64.09     73
 59     31.78    37.33    41.81    47.12     54.67     69.96     74

 60     34.30    40.02    45.28    51.58     60.03     75.85     75
 61     36.69    43.12    49.23    56.33     65.72     81.65     76
 62     39.49    46.48    53.24    61.48     72.31     87.90     77
 63     42.45    49.83    57.60    67.04     79.40     95.10     78
 64     45.50    53.51    62.30    73.06     86.61    102.46     79

 65     48.78    57.39    67.19    79.21     93.89    109.17     80
 66     52.74    61.92    72.67    85.47    101.20    115.98     81
 67     57.48    67.14    78.36    92.25    108.97    123.13     82
 68     62.77    72.73    84.67    99.53    117.16    130.89     83
 69     69.18    79.40    92.01   107.30    125.82    140.33     84

 70     75.21    85.82    99.17   114.68    134.26    150.48     85
 71     80.23    91.46   105.90   121.94    142.80    160.45     86
 72     85.46    97.42   112.80   129.89    152.11    170.91     87
 73     90.18   102.80   119.03   137.07    160.51    180.35     88
 74     93.52   106.60   123.44   142.14    166.45    187.02     89

 75     97.10   110.69   128.17   147.59    172.83    194.19     90
 76    101.17   115.33   133.53   153.77    180.07    202.33     91
 77    105.83   120.65   139.69   160.87    188.38    211.66     92
 78    113.18   129.02   149.39   172.03    201.45    226.35     93
 79    122.13   139.22   161.20   185.63    217.38    244.24     94

 80    129.44   147.55   170.86   196.75    230.40    258.87     95
 81    136.15   155.20   179.71   206.94    242.34    272.29     96
 82    143.25   163.28   189.07   217.72    254.96    286.47     97
 83    149.68   170.62   197.56   227.50    266.42    299.34     98
 84    156.55   178.45   206.63   237.95    278.65    313.09     99

                                  EXHIBIT IV-A
                            (Part III - Page 3 of 5)

                              VANGUARD II - NONSMOKER                OCCIDENTAL
            PREMIUMS PER 1000 OF YEARLY RENEWABLE TERM INSURANCE     REINSURANCE
                                  STANDARD MALE
                             ALB - $12.50 POLICY FEE

ISSUE                                                  POLICY YEAR                                                    ATTAINED
AGE    1      2      3      4      5      6      7      8       9     10     11     12     13     14     15    16+       AGE
  0   3.95   1.26   0.34   0.80   0.72   0.67   0.62   0.59   0.55   0.54   0.53   0.53   0.59   0.65   0.75   0.86      15
  1   0.22   0.99   0.81   0.72   0.69   0.64   0.60   0.57   0.53   0.52   0.53   0.56   0.65   0.75   0.88   0.99      16
  2   0.96   0.80   0.74   0.67   0.65   0.60   0.57   0.55   0.53   0.53   0.58   0.64   0.76   0.87   0.99   1.09      17
  3   0.83   0.73   0.67   0.61   0.57   0.53   0.51   0.52   0.55   0.60   0.70   0.79   0.91   1.02   1.09   1.17      18
  4   0.78   0.69   0.62   0.66   0.51   0.47   0.48   0.52   0.60   0.71   0.84   0.95   1.05   1.14   1.16   1.22      19

  5   0.72   0.54   0.59   0.53   0.50   0.47   0.51   0.57   0.69   0.82   0.95   1.07   1.16   1.21   1.20   1.22      20
  6   0.65   0.50   0.56   0.53   0.52   0.52   0.58   0.57   0.79   0.92   1.04   1.15   1.22   1.25   1.22   1.20      21
  7   0.56   0.54   0.54   0.56   0.59   0.63   0.72   0.82   0.93   1.03   1.11   1.19   1.23   1.23   1.20   1.17      22
  8   0.47   0.49   0.53   0.61   0.68   0.77   0.89   0.99   1.07   1.12   1.17   1.20   1.22   1.20   1.17   1.16      23
  9   0.43   0.49   0.55   0.67   0.78   0.90   1.02   1.11   1.17   1.19   1.21   1.21   1.21   1.18   1.15   1.15      24

 10   0.46   0.53   0.61   0.74   0.87   1.00   1.12   1.20   1.25   1.24   1.23   1.21   1.20   1.17   1.14   1.14      25
 11   0.52   0.60   0.69   0.83   0.96   1.08   1.19   1.27   1.29   1.27   1.24   1.21   1.19   1.16   1.14   1.12      26
 12   0.61   0.70   0.79   0.92   0.04   1.15   1.24   1.30   1.31   1.28   1.24   1.21   1.19   1.17   1.15   1.13      27
 13   0.72   0.81   0.89   1.01   1.12   1.20   1.27   1.31   1.31   1.28   1.23   1.21   1.19   1.18   1.17   1.17      28
 14   0.84   0.91   0.99   1.09   1.18   1.24   1.27   1.30   1.29   1.26   1.21   1.20   1.20   1.19   1.19   1.20      29

 15   0.94   1.01   1.07   1.15   1.22   1.26   1.27   1.28   1.26   1.24   1.19   1.20   1.20   1.21   1.22   1.24      30
 16   1.01   1.09   1.14   1.19   1.25   1.25   1.25   1.24   1.22   1.21   1.17   1.19   1.21   1.22   1.25   1.27      31
 17   1.06   1.12   1.17   1.20   1.24   1.23   1.21   1.20   1.18   1.18   1.15   1.18   1.21   1.24   1.28   1.29      32
 18   1.06   1.11   1.16   1.19   1.21   1.19   1.17   1.15   1.14   1.15   1.14   1.18   1.22   1.26   1.31   1.32      33
 19   0.88   0.93   0.97   0.99   1.00   0.98   0.95   0.95   0.94   0.96   0.96   1.01   1.04   1.09   1.14   1.16      34

 20   0.69   0.73   0.77   0.78   0.78   0.76   0.75   0.75   0.76   0.78   0.79   0.83   0.87   0.93   0.98   1.01      35
 21   0.66   0.69   0.73   0.75   0.75   0.73   0.73   0.73   0.75   0.77   0.79   0.84   0.90   0.97   1.03   1.08      36
 22   0.52   0.65   0.70   0.72   0.72   0.70   0.70   0.72   0.74   0.77   0.81   0.87   0.94   1.02   1.10   1.18      37
 23   0.59   0.53   0.58   0.69   0.69   0.69   0.69   0.72   0.75   0.79   0.84   0.91   0.99   1.08   1.18   1.30      38
 24   0.58   0.61   0.67   0.68   0.68   0.69   0.70   0.73   0.77   0.82   0.88   0.96   1.05   1.16   1.29   1.44      39

 25   0.56   0.50   0.57   0.67   0.68   0.69   0.71   0.75   0.80   0.86   0.93   1.03   1.14   1.27   1.42   1.59      40
 26   0.55   0.59   0.56   0.67   0.69   0.70   0.73   0.78   0.85   0.91   1.00   1.11   1.25   1.40   1.57   1.76      41
 27   0.55   0.60   0.56   0.68   0.70   0.73   0.77   0.83   0.90   0.98   1.09   1.22   1.37   1.54   1.74   1.94      42
 28   0.55   0.60   0.56   0.69   0.72   0.76   0.80   0.88   0.96   1.06   1.18   1.34   1.49   1.68   1.90   2.11      43
 29   0.55   0.60   0.66   0.70   0.73   0.78   0.83   0.92   1.01   1.13   1.27   1.44   1.59   1.80   2.04   2.27      44

 30   0.56   0.61   0.67   0.72   0.76   0.81   0.87   0.97   1.09   1.21   1.38   1.55   1.71   1.94   2.20   2.45      45
 31   0.57   0.63   0.69   0.75   0.80   0.86   0.93   1.04   1.19   1.34   1.53   1.69   1.88   2.13   2.41   2.69      46
 32   0.57   0.65   0.72   0.79   0.85   0.93   1.01   1.15   1.31   1.48   1.69   1.87   2.08   2.33   2.57   2.98      47
 33   0.58   0.66   0.75   0.83   0.91   1.00   1.11   1.25   1.44   1.54   1.85   2.06   2.28   2.56   2.95   3.33      48
 34   0.59   0.68   0.79   0.88   0.97   1.08   1.22   1.38   1.58   1.80   2.03   2.26   2.50   2.82   3.27   3.73      49

 35   0.60   0.71   0.84   0.94   1.06   1.19   1.35   1.53   1.73   1.98   2.24   2.50   2.76   3.11   3.61   4.16      50
 36   0.63   0.75   0.90   1.03   1.17   1.32   1.50   1.69   1.92   2.18   2.47   2.76   3.04   3.44   3.97   4.58      51
 37   0.65   0.80   0.96   1.12   1.28   1.46   1.66   1.86   2.11   2.40   2.73   3.04   3.36   3.80   4.37   5.02      52
 38   0.69   0.87   1.05   1.24   1.40   1.62   1.83   2.06   2.32   2.63   3.01   3.35   3.71   4.19   4.81   5.52      53
 39   0.74   0.94   1.16   1.38   1.54   1.80   2.03   2.28   2.57   2.90   3.31   3.67   4.09   4.63   5.28   6.09      54

 40   0.79   1.03   1.29   1.52   1.69   1.99   2.24   2.52   2.84   3.18   3.62   4.02   4.51   5.10   5.80   6.77      55
 41   0.85   1.12   1.41   1.68   1.87   2.19   2.47   2.78   3.11   3.47   3.96   4.40   4.96   5.62   6.37   7.53      56
 42   0.90   1.21   1.53   1.83   2.05   2.39   2.70   3.05   3.39   3.78   4.28   4.77   5.41   6.18   7.00   8.35      57

                                  EXHIBIT IV-A
                            (Part III - Page 4 of 5)

                              VANGUARD II - NONSMOKER                OCCIDENTAL
            PREMIUMS PER 1000 OF YEARLY RENEWABLE TERM INSURANCE     REINSURANCE
                                  STANDARD MALE
                             ALB - $12.50 POLICY FEE

ISSUE                               POLICY YEAR
AGE      1       2       3       4       5       6       7       8       9        10
 43     0.96    1.31    1.56    1.98    2.23    2.53    2.93     3.32     3.70     4.10
 44     1.03    1.41    1.80    2.15    2.44    2.82    3.21     2.63     4.02     4.45

 45     1.09    1.52    1.95    2.33    2.65    3.07    3.51     3.97     4.37     4.84
 46     1.16    1.63    2.12    2.53    2.89    3.35    3.85     4.34     4.76     5.39
 47     1.23    1.75    2.29    2.72    3.10    3.63    4.23     4.74     5.19     5.75
 48     1.30    1.99    2.37    2.93    3.33    3.94    4.65     5.17     5.55     6.27
 49     1.38    2.04    2.68    3.18    3.59    4.29    5.10     5.66     6.19     6.37

 50     1.47    2.21    2.89    3.43    3.86    4.66    5.56     6.17     6.73     7.51
 51     1.55    2.37    3.12    3.70    4.14    5.04    6.03     6.69     7.29     8.15
 52     1.63    2.51    3.35    3.96    4.42    5.37    6.46     7.15     7.79     8.78
 53     1.72    2.65    3.58    4.25    4.72    5.70    6.87     7.59     8.28     9.43
 54     1.84    2.82    3.85    4.50    5.09    6.09    7.32     8.08     8.82    10.05

 55     1.98    3.01    4.15    5.00    5.52    6.50    7.78     8.59     9.40    10.65
 56     2.15    3.25    4.53    5.49    6.06    6.99    8.31     9.20    10.06    11.30
 57     2.35    3.53    4.96    6.06    6.58    7.55    8.88     9.84    10.73    12.07
 58     2.57    3.92    5.41    6.68    7.34    8.14    9.43    10.42    11.40    12.93
 59     2.83    4.17    5.91    7.34    8.08    8.84   10.01    11.01    12.13    13.81

 60     3.20    4.69    6.61    8.08    8.84    9.76   10.81    11.92    13.26    15.12
 61     3.68    5.35    7.51    8.84    9.75   10.81   11.92    13.16    14.77    16.97
 62     4.21    6.08    8.44    9.76   10.81   11.92   13.14    14.57    16.66    19.18
 63     4.81    6.91    9.46   10.81   11.92   13.14   14.49    16.31    18.64    21.61
 64     5.53    7.89   10.62   11.92   13.14   14.49   16.24    18.40    21.01    24.41

 65     6.34    8.99   11.85   13.14   14.49   16.24   18.40    20.77    23.97    27.87
 66     7.22   10.17   13.01   14.49   16.24   18.40   20.77    23.81    27.69    32.06
 67     8.11   11.39   14.28   16.24   18.40   20.77   23.81    27.69    32.06    36.10
 68     9.08   12.39   15.86   18.40   20.77   23.81   27.69    32.06    36.10    41.43
 69    10.80   13.86   17.44   20.56   23.81   27.65   32.06    36.10    41.43    48.11

 70    12.50   15.93   18.84   22.53   27.15   31.15   36.09    41.09    47.94    54.29
 71    13.79   17.92   20.68   24.81   30.33   34.46   39.98    46.87    53.76    60.65
 72    15.35   19.95   23.01   27.62   33.75   38.35   44.49    52.16    59.84    67.51
 73    16.92   21.98   25.37   30.44   37.20   42.27   49.04    57.49    65.95    74.40
 74    18.32   23.80   27.47   32.96   40.29   45.78   53.11    62.26    71.41    80.56

 75    19.42   25.24   29.13   34.95   42.73   48.55   56.32    66.03    75.74    85.44
 76    20.23   26.30   30.35   36.42   44.51   50.58   58.68    68.80    78.90    89.02
 77    21.17   27.52   31.75   38.10   46.56   52.92   61.38    71.97    82.55    93.13
 78    22.64   29.43   33.95   40.74   49.80   56.59   65.64    76.95    88.28    99.59
 79    24.43   31.75   36.64   43.97   53.74   61.06   70.83    83.04    95.26   107.47

 80    25.89   33.65   38.83   46.60   56.95   64.72   75.08    88.02   100.96   113.90
 81    27.24   35.40   40.84   49.02   59.90   68.08   78.97    92.58   106.19   119.80
 82    28.66   37.24   42.97   51.57   63.02   71.62   83.08    97.41   111.72   126.05
 83    29.94   38.92   44.90   53.88   65.85   74.84   86.81   101.78   116.74   131.71
 84    31.31   40.70   46.96   56.35   68.87   78.27   90.79   106.45   122.10   137.76

ISSUE                                                        ATTAINED
AGE      11       12       13       14        15     16+       AGE
 43      4.52     5.17     5.90     6.79     7.68     9.20     58
 44      5.03     5.64     6.45     7.44     8.41    10.04     59

 45      5.46     6.14     7.07     8.14     9.20    10.85     60
 46      5.95     6.70     7.72     8.90     9.98    11.70     61
 47      6.49     7.30     8.43     9.65    10.73    12.66     62
 48      7.09     7.98     9.20    10.37    11.48    13.75     63
 49      7.74     8.70     9.97    11.13    12.28    14.95     64

 50      8.42     9.46    10.72    11.94    13.14    16.27     65
 51      9.13    10.19    11.47    12.79    14.08    17.67     66
 52      9.78    10.89    12.23    13.70    15.11    19.20     67
 53     10.39    11.62    13.05    14.65    16.23    20.84     68
 54     11.05    12.41    13.93    15.70    17.43    22.51     69

 55     11.76    13.31    14.92    16.82    18.83    24.40     70
 56     12.64    14.35    16.05    18.16    20.57    25.61     71
 57     13.63    15.63    17.55    19.71    22.59    29.22     72
 58     14.66    17.19    19.27    21.48    24.84    32.05     73
 59     15.89    18.67    20.91    23.56    27.37    34.98     74

 60     17.51    20.55    23.26    26.49    30.83    38.95     75
 61     19.81    23.29    26.59    30.42    35.50    44.09     76
 62     22.40    26.36    30.21    34.88    41.04    49.83     77
 63     25.28    29.67    34.31    39.93    47.29    56.64     78
 64     28.92    33.43    38.92    45.64    54.11    64.00     79

 65     32.73    37.58    43.99    51.86    51.48    71.47     80
 66     36.47    42.47    49.85    56.63    69.42    79.54     81
 67     41.80    48.21    56.27    66.20    78.26    88.41     82
 68     48.11    54.66    63.64    74.80    86.76    98.35     83
 69     54.66    62.43    72.34    84.35    95.61   110.31     84

 70     61.66    70.53    81.51    94.24   108.33   123.68     85
 71     68.92    78.57    90.97   104.76   122.67   137.84     86
 72     76.71    87.45   101.25   116.60   136.54   153.41     87
 73     84.55    96.38   111.60   128.51   150.49   169.09     88
 74     91.56   104.36   120.85   139.16   162.96   183.10     89

 75     97.10   110.69   128.17   147.59   172.83   194.19     90
 76    101.17   115.33   133.53   153.77   180.07   202.33     91
 77    105.83   120.65   139.69   160.87   188.38   211.66     92
 78    113.18   129.02   149.39   172.03   201.45   226.35     93
 79    122.13   139.22   161.20   185.63   217.38   244.24     94

 80    129.44   147.55   170.86   196.75   230.40   258.87     95
 81    136.15   155.20   179.71   206.94   242.34   272.29     96
 82    143.25   163.28   189.07   217.72   254.96   286.47     97
 83    149.68   170.62   197.56   227.50   266.42   299.34     98
 84    156.55   178.45   206.63   237.95   278.65   313.09     99

                                  EXHIBIT IV-A
                             (Part III-Page 5 of 5)

FEMALE RATES: AGES 0-10 SAME AS MALE RATES 1-10
              AGES 11-14 SAME AS MALE RATE AGE 10
              AGES 15 AND OVER SAME AS MALE RATES AGES 5 YEARS YOUNGER

                                  EXHIBIT IV-A
                            (Part IV - Page 1 of 4)

                                   VANGUARD I                        OCCIDENTAL
           PREMIUMS PER $1000 OF YEARLY RENEWABLE TERM INSURANCE     REINSURANCE
                               SUBSTANDARD MALE - ALB

ISSUE                                                  POLICY YEAR                                                    ATTAINED
AGE    1      2      3      4      5      6      7      8       9     10     11     12     13     14     15    16+       AGE
 0    0.79   0.25   0.19   0.16   0.14   0.13   0.12   0.12   0.11   0.11   0.11   0.11   0.12   0.13   0.15   0.17      15
 1    0.26   0.19   0.16   0.14   0.14   0.13   0.12   0.11   0.11   0.10   0.11   0.11   0.13   0.15   0.18   0.20      16
 2    0.19   0.16   0.15   0.13   0.13   0.12   0.11   0.11   0.11   0.11   0.12   0.13   0.15   0.17   0.20   0.22      17
 3    0.17   0.15   0.13   0.12   0.11   0.11   0.10   0.10   0.11   0.12   0.14   0.16   0.18   0.20   0.22   0.23      18
 4    0.16   0.14   0.12   0.11   0.10   0.09   0.10   0.10   0.12   0.14   0.17   0.19   0.21   0.23   0.23   0.24      19

 5    0.14   0.13   0.12   0.11   0.10   0.09   0.10   0.11   0.14   0.16   0.19   0.21   0.23   0.24   0.24   0.24      20
 6    0.13   0.12   0.11   0.11   0.10   0.10   0.12   0.13   0.16   0.18   0.21   0.23   0.24   0.25   0.24   0.24      21
 7    0.11   0.11   0.11   0.11   0.12   0.13   0.14   0.16   0.19   0.21   0.22   0.24   0.25   0.25   0.24   0.23      22
 8    0.09   0.10   0.11   0.12   0.14   0.15   0.18   0.20   0.21   0.22   0.23   0.24   0.24   0.24   0.23   0.23      23
 9    0.09   0.10   0.11   0.13   0.16   0.18   0.20   0.22   0.23   0.24   0.24   0.24   0.24   0.24   0.23   0.23      24

10    0.09   0.11   0.12   0.15   0.17   0.20   0.22   0.24   0.25   0.25   0.25   0.24   0.24   0.23   0.23   0.23      25
11    0.10   0.12   0.14   0.17   0.19   0.22   0.24   0.25   0.26   0.25   0.25   0.24   0.24   0.23   0.23   0.22      26
12    0.12   0.14   0.16   0.18   0.21   0.23   0.25   0.26   0.26   0.26   0.25   0.24   0.24   0.23   0.23   0.23      27
13    0.14   0.16   0.18   0.20   0.22   0.24   0.25   0.26   0.26   0.26   0.25   0.24   0.24   0.24   0.23   0.23      28
14    0.17   0.18   0.20   0.22   0.24   0.25   0.25   0.26   0.26   0.25   0.24   0.24   0.24   0.24   0.24   0.24      29

15    0.19   0.20   0.21   0.23   0.24   0.25   0.25   0.26   0.25   0.25   0.24   0.24   0.24   0.24   0.24   0.25      30
16    0.20   0.22   0.23   0.24   0.25   0.25   0.25   0.25   0.24   0.24   0.23   0.24   0.24   0.24   0.25   0.25      31
17    0.21   0.22   0.23   0.24   0.25   0.25   0.24   0.24   0.24   0.24   0.23   0.24   0.24   0.25   0.26   0.26      32
18    0.21   0.22   0.23   0.24   0.24   0.24   0.23   0.23   0.23   0.23   0.23   0.24   0.24   0.25   0.26   0.26      33
19    0.21   0.22   0.23   0.23   0.23   0.23   0.22   0.22   0.22   0.22   0.23   0.24   0.25   0.26   0.27   0.27      34

20    0.20   0.21   0.22   0.22   0.22   0.22   0.21   0.21   0.22   0.22   0.23   0.24   0.25   0.27   0.28   0.29      35
21    0.19   0.20   0.21   0.21   0.21   0.21   0.21   0.21   0.21   0.22   0.23   0.24   0.26   0.28   0.29   0.31      36
22    0.18   0.19   0.20   0.21   0.20   0.20   0.20   0.21   0.21   0.22   0.23   0.25   0.27   0.29   0.31   0.34      37
23    0.17   0.18   0.19   0.20   0.20   0.20   0.20   0.21   0.21   0.23   0.24   0.26   0.28   0.31   0.34   0.37      38
24    0.16   0.17   0.19   0.19   0.19   0.20   0.20   0.21   0.22   0.23   0.25   0.28   0.30   0.33   0.37   0.41      39

25    0.16   0.17   0.19   0.19   0.19   0.20   0.20   0.21   0.23   0.24   0.27   0.29   0.33   0.36   0.41   0.46      40
26    0.16   0.17   0.19   0.19   0.20   0.20   0.21   0.22   0.24   0.26   0.28   0.32   0.36   0.40   0.45   0.50      41
27    0.16   0.17   0.19   0.19   0.20   0.21   0.22   0.24   0.26   0.28   0.31   0.35   0.39   0.44   0.50   0.55      42
28    0.16   0.17   0.19   0.20   0.21   0.22   0.23   0.25   0.28   0.31   0.34   0.39   0.43   0.49   0.55   0.61      43
29    0.16   0.18   0.20   0.21   0.22   0.23   0.25   0.27   0.30   0.34   0.38   0.43   0.47   0.54   0.61   0.68      44

30    0.17   0.19   0.20   0.22   0.23   0.25   0.26   0.30   0.33   0.37   0.42   0.47   0.52   0.59   0.67   0.75      45
31    0.17   0.19   0.21   0.23   0.24   0.26   0.28   0.32   0.37   0.41   0.47   0.52   0.58   0.65   0.74   0.83      46
32    0.18   0.20   0.22   0.24   0.26   0.28   0.31   0.35   0.40   0.46   0.52   0.57   0.64   0.72   0.82   0.92      47
33    0.18   0.20   0.23   0.26   0.28   0.31   0.34   0.39   0.44   0.50   0.57   0.63   0.70   0.79   0.91   1.02      48
34    0.18   0.21   0.24   0.27   0.30   0.33   0.37   0.43   0.49   0.55   0.62   0.70   0.77   0.87   1.00   1.15      49

35    0.19   0.22   0.26   0.29   0.32   0.37   0.41   0.47   0.53   0.61   0.69   0.77   0.85   0.96   1.11   1.28      50
36    0.19   0.23   0.28   0.32   0.36   0.41   0.46   0.52   0.59   0.67   0.76   0.85   0.94   1.06   1.22   1.41      51
37    0.20   0.25   0.30   0.35   0.39   0.45   0.51   0.57   0.65   0.74   0.84   0.94   1.03   1.17   1.35   1.55      52
38    0.21   0.27   0.32   0.38   0.43   0.50   0.56   0.63   0.72   0.81   0.92   1.03   1.14   1.29   1.48   1.70      53
39    0.23   0.29   0.36   0.42   0.47   0.55   0.62   0.70   0.79   0.89   1.02   1.13   1.26   1.42   1.62   1.87      54

40    0.24   0.32   0.39   0.47   0.52   0.61   0.69   0.78   0.87   0.98   1.11   1.24   1.39   1.57   1.78   2.08      55
41    0.26   0.35   0.43   0.52   0.58   0.67   0.76   0.85   0.96   1.07   1.22   1.35   1.53   1.73   1.96   2.32      56
42    0.28   0.37   0.47   0.56   0.63   0.73   0.83   0.94   1.04   1.16   1.32   1.47   1.67   1.90   2.15   2.57      57

                                                                                                                  7/21/1981

                                  EXHIBIT IV-A
                            (Part IV - Page 2 of 4)

                                   VANGUARD I                        OCCIDENTAL
           PREMIUMS PER $1000 OF YEARLY RENEWABLE TERM INSURANCE     REINSURANCE
                               SUBSTANDARD MALE - ALB

ISSUE                               POLICY YEAR
AGE      1       2       3       4       5       6       7       8       9        10
 43    0.29    0.40    0.51     0.61    0.69    0.80    0.90    1.02    1.14     1.26
 44    0.32    0.43    0.55     0.66    0.75    0.87    0.99    1.12    1.24     1.37

 45    0.34    0.47    0.60     0.72    0.82    0.95    1.08    1.22    1.34     1.49
 46    0.36    0.50    0.65     0.78    0.89    1.03    1.18    1.34    1.47     1.63
 47    0.38    0.54    0.70     0.84    0.96    1.12    1.30    1.46    1.60     1.77
 48    0.40    0.58    0.76     0.90    1.02    1.21    1.43    1.59    1.74     1.93
 49    0.42    0.63    0.82     0.98    1.10    1.32    1.57    1.74    1.90     2.11

 50    0.45    0.68    0.89     1.05    1.19    1.43    1.71    1.90    2.07     2.31
 51    0.48    0.73    0.96     1.14    1.27    1.55    1.86    2.06    2.24     2.51
 52    0.50    0.77    1.03     1.22    1.36    1.65    1.99    2.20    2.40     2.70
 53    0.53    0.82    1.10     1.31    1.45    1.75    2.11    2.34    2.55     2.90
 54    0.57    0.87    1.18     1.41    1.57    1.87    2.25    2.49    2.71     3.09

 55    0.61    0.93    1.28     1.54    1.70    2.00    2.39    2.64    2.89     3.28
 56    0.66    1.00    1.39     1.69    1.86    2.15    2.56    2.83    3.10     3.48
 57    0.72    1.08    1.53     1.86    2.05    2.32    2.73    3.03    3.30     3.71
 58    0.79    1.18    1.66     2.05    2.26    2.51    2.90    3.20    3.51     3.98
 59    0.87    1.28    1.82     2.26    2.49    2.72    3.08    3.39    3.74     4.25

 60    0.97    1.41    2.00     2.49    2.72    2.97    3.28    3.61    4.01     4.57
 61    1.07    1.56    2.19     2.72    2.97    3.21    3.49    3.85    4.31     4.95
 62    1.19    1.72    2.38     2.97    3.21    3.44    3.71    4.11    4.67     5.41
 63    1.31    1.89    2.58     3.20    3.44    3.69    3.96    4.45    5.09     5.90
 64    1.46    2.09    2.81     3.41    3.69    3.95    4.30    4.87    5.56     6.46

 65    1.63    2.31    3.04     3.61    3.94    4.27    4.74    5.33    6.12     7.08
 66    1.80    2.54    3.25     3.80    4.25    4.70    5.21    5.90    6.76     7.75
 67    1.96    2.76    3.46     4.08    4.65    5.16    5.79    6.61    7.53     8.58
 68    2.14    2.92    3.74     4.43    5.09    5.74    6.52    7.44    8.47     9.62
 69    2.47    3.18    4.00     4.74    5.54    6.40    7.35    8.42    9.60    10.92

 70    2.79    3.56    4.21     5.03    6.05    6.96    8.06    9.37   10.71    12.15
 71    3.00    3.90    4.50     5.40    6.60    7.50    8.70   10.20   11.70    13.20
 72    3.26    4.23    4.89     5.86    7.17    8.14    9.44   11.07   12.70    14.33
 73    3.50    4.55    5.26     6.31    7.71    8.76   10.16   11.91   13.66    15.41
 74    3.71    4.82    5.56     6.67    8.15    9.26   10.74   12.59   14.45    16.30

 75    3.88    5.05    5.83     6.99    8.55    9.71   11.26   13.21   15.15    17.09
 76    4.05    5.26    6.07     7.28    8.90   10.12   11.74   13.76   15.78    17.80
 77    4.23    5.50    6.35     7.62    9.31   10.58   12.28   14.39   16.51    18.63
 78    4.53    5.89    6.79     8.15    9.96   11.32   13.13   15.39   17.66    19.92
 79    4.89    6.35    7.33     8.79   10.75   12.21   14.17   16.61   19.05    21.49

 80    5.18    6.73    7.77     9.32   11.39   12.94   15.02   17.60   20.19    22.78
 81    5.45    7.08    8.17     9.80   11.98   13.62   15.79   18.52   21.24    23.96
 82    5.73    7.45    8.59    10.31   12.60   14.32   16.62   19.48   22.34    25.21
 83    5.99    4.78    8.98    10.78   13.17   14.97   17.36   20.36   23.35    26.34
 84    6.26    8.14    9.39    11.27   13.78   15.66   18.16   21.29   24.42    27.55

ISSUE                                                        ATTAINED
AGE      11       12       13       14        15     16+       AGE
 43     1.42     1.59     1.81     2.09     2.36    2.83       58
 44     1.55     1.73     1.99     2.29     2.59    3.09       59

 45     1.68     1.89     2.17     2.50     2.83    3.34       60
 46     1.83     2.06     2.38     2.74     3.07    3.60       61
 47     2.00     2.25     2.59     2.97     3.30    3.89       62
 48     2.18     2.45     2.83     3.19     3.53    4.23       63
 49     2.38     2.68     3.07     3.42     3.78    4.60       64

 50     2.59     2.91     3.30     3.67     4.04    5.01       65
 51     2.81     3.14     3.53     3.94     4.33    5.43       66
 52     3.01     3.35     3.76     4.21     4.65    5.91       67
 53     3.20     3.57     4.01     4.51     4.99    6.41       68
 54     3.40     3.82     4.29     4.83     5.36    6.92       69

 55     3.62     4.10     4.59     5.17     5.79    7.51       70
 56     3.89     4.41     4.94     5.59     6.33    8.19       71
 57     4.19     4.81     5.40     6.06     6.95    8.99       72
 58     4.51     5.29     5.93     6.61     7.64    9.86       73
 59     4.89     5.74     6.43     7.25     8.41   10.76       74

 60     5.32     6.21     7.02     8.00     9.31   11.76       75
 61     5.78     6.79     7.76     8.87    10.35   12.86       76
 62     6.32     7.44     8.52     9.84    11.57   14.07       77
 63     6.91     8.11     9.37    10.91    12.92   15.47       78
 64     7.52     8.85    10.30    12.08    14.32   16.94       79

 65     8.20     9.65    11.30    13.32    15.79   18.35       80
 66     9.02    10.59    12.43    14.62    17.31   19.83       81
 67    10.00    11.68    13.63    16.05    18.96   21.42       82
 68    11.12    12.88    14.99    17.62    20.75   23.17       83
 69    12.47    14.31    16.59    19.34    22.68   25.30       84

 70    13.81    15.75    18.20    21.05    24.64   27.62       85
 71    15.00    17.10    19.80    22.80    26.70   30.00       86
 72    16.28    18.56    21.49    24.75    28.98   32.57       87
 73    17.52    19.97    23.12    26.62    31.18   35.03       88
 74    18.52    21.11    24.45    28.15    32.97   37.04       89

 75    19.42    22.14    25.63    29.52    34.57   38.84       90
 76    20.23    23.07    26.71    30.75    36.01   40.47       91
 77    21.17    24.13    27.94    32.17    37.68   42.33       92
 78    22.64    25.80    29.88    34.41    40.29   45.27       93
 79    24.43    27.84    32.24    37.13    43.48   48.85       94

 80    25.89    29.51    34.17    39.35    46.08   51.77       95
 81    27.23    31.04    35.94    41.39    48.47   54.46       96
 82    28.65    32.66    37.81    43.54    50.99   57.29       97
 83    29.94    34.12    39.51    45.50    53.28   59.87       98
 84    31.31    35.69    41.33    47.59    55.73   62.62       99

                                                        7/21/1981

                                  EXHIBIT IV-A
                            (Part IV - Page 3 of 4)

                                   VANGUARD I                        OCCIDENTAL
           PREMIUMS PER $1000 OF YEARLY RENEWABLE TERM INSURANCE     REINSURANCE
                               SUBSTANDARD FEMALE - ALB

ISSUE                                                  POLICY YEAR                                                    ATTAINED
AGE    1      2      3      4      5      6      7      8      9     10     11     12     13     14     15     16+       AGE
  0   0.67   0.23   0.17   0.15   0.13   0.12   0.11   0.11   0.10   0.10   0.10   0.10   0.10   0.10   0.11   0.11      15
  1   0.23   0.17   0.15   0.13   0.12   0.12   0.11   0.10   0.10   0.10   0.10   0.10   0.10   0.11   0.12   0.12      16
  2   0.17   0.15   0.13   0.12   0.12   0.11   0.10   0.10   0.10   0.10   0.10   0.10   0.11   0.12   0.13   0.13      17
  3   0.15   0.13   0.12   0.12   0.11   0.10   0.10   0.10   0.10   0.10   0.11   0.11   0.12   0.13   0.13   0.14      18
  4   0.13   0.12   0.12   0.11   0.10   0.10   0.10   0.10   0.10   0.11   0.11   0.12   0.13   0.14   0.14   0.15      19

  5   0.12   0.12   0.11   0.10   0.10   0.10   0.10   0.10   0.11   0.11   0.12   0.13   0.14   0.14   0.15   0.15      20
  6   0.12   0.11   0.10   0.10   0.10   0.10   0.10   0.11   0.11   0.12   0.13   0.14   0.15   0.15   0.15   0.14      21
  7   0.11   0.10   0.10   0.10   0.10   0.10   0.11   0.11   0.12   0.13   0.14   0.15   0.15   0.15   0.15   0.14      22
  8   0.10   0.10   0.10   0.10   0.10   0.11   0.11   0.12   0.13   0.14   0.15   0.15   0.15   0.15   0.14   0.14      23
  9   0.10   0.10   0.10   0.10   0.11   0.11   0.12   0.13   0.14   0.15   0.15   0.15   0.15   0.15   0.14   0.14      24

 10   0.10   0.10   0.10   0.11   0.12   0.12   0.13   0.14   0.15   0.15   0.15   0.15   0.15   0.14   0.14   0.14      25
 11   0.10   0.10   0.11   0.12   0.12   0.13   0.14   0.15   0.15   0.15   0.15   0.15   0.14   0.14   0.14   0.14      26
 12   0.10   0.11   0.12   0.12   0.13   0.14   0.15   0.15   0.15   0.15   0.15   0.15   0.14   0.14   0.14   0.15      27
 13   0.11   0.12   0.12   0.13   0.14   0.15   0.16   0.16   0.15   0.15   0.15   0.14   0.14   0.14   0.15   0.15      28
 14   0.11   0.12   0.13   0.14   0.15   0.16   0.16   0.15   0.15   0.15   0.15   0.14   0.15   0.15   0.15   0.16      29

 15   0.12   0.13   0.14   0.15   0.15   0.16   0.15   0.15   0.15   0.15   0.15   0.15   0.15   0.15   0.16   0.16      30
 16   0.13   0.14   0.14   0.15   0.15   0.16   0.15   0.15   0.15   0.15   0.15   0.15   0.16   0.16   0.16   0.16      31
 17   0.14   0.14   0.15   0.15   0.15   0.15   0.15   0.15   0.15   0.15   0.15   0.16   0.16   0.16   0.17   0.17      32
 18   0.14   0.14   0.15   0.15   0.15   0.15   0.15   0.15   0.15   0.15   0.16   0.16   0.16   0.17   0.17   0.18      33
 19   0.14   0.14   0.15   0.15   0.15   0.15   0.15   0.15   0.15   0.16   0.16   0.17   0.17   0.17   0.18   0.20      34

 20   0.14   0.15   0.15   0.15   0.15   0.15   0.15   0.16   0.16   0.17   0.17   0.17   0.18   0.18   0.20   0.21      35
 21   0.14   0.15   0.15   0.15   0.15   0.15   0.16   0.16   0.17   0.17   0.17   0.18   0.19   0.20   0.21   0.23      36
 22   0.15   0.15   0.15   0.15   0.15   0.16   0.16   0.17   0.17   0.17   0.18   0.19   0.20   0.21   0.23   0.25      37
 23   0.15   0.15   0.15   0.15   0.16   0.16   0.17   0.17   0.17   0.18   0.19   0.20   0.22   0.23   0.26   0.28      38
 24   0.15   0.15   0.15   0.16   0.17   0.17   0.17   0.17   0.18   0.19   0.20   0.22   0.24   0.26   0.28   0.31      39

 25   0.15   0.15   0.16   0.16   0.17   0.17   0.17   0.18   0.19   0.21   0.22   0.24   0.26   0.28   0.31   0.34      40
 26   0.15   0.16   0.16   0.17   0.17   0.17   0.18   0.19   0.21   0.22   0.24   0.26   0.28   0.31   0.34   0.37      41
 27   0.15   0.16   0.17   0.17   0.17   0.18   0.19   0.21   0.22   0.24   0.26   0.28   0.31   0.34   0.37   0.39      42
 28   0.15   0.16   0.17   0.17   0.18   0.19   0.21   0.22   0.24   0.26   0.28   0.31   0.34   0.37   0.39   0.43      43
 29   0.16   0.17   0.17   0.18   0.19   0.21   0.22   0.24   0.26   0.28   0.31   0.34   0.37   0.39   0.43   0.47      44

 30   0.16   0.17   0.18   0.19   0.20   0.22   0.24   0.26   0.28   0.31   0.34   0.37   0.39   0.43   0.47   0.51      45
 31   0.17   0.18   0.19   0.20   0.22   0.24   0.26   0.28   0.31   0.34   0.37   0.39   0.43   0.47   0.51   0.55      46
 32   0.17   0.18   0.20   0.21   0.23   0.26   0.28   0.31   0.34   0.37   0.39   0.43   0.47   0.51   0.55   0.60      47
 33   0.17   0.19   0.21   0.23   0.25   0.28   0.30   0.33   0.37   0.39   0.43   0.47   0.51   0.55   0.60   0.65      48
 34   0.17   0.19   0.22   0.24   0.27   0.29   0.32   0.36   0.39   0.43   0.47   0.51   0.55   0.60   0.65   0.71      49

 35   0.18   0.20   0.23   0.25   0.28   0.31   0.35   0.38   0.42   0.46   0.50   0.55   0.60   0.65   0.70   0.77      50
 36   0.18   0.21   0.24   0.27   0.30   0.34   0.37   0.41   0.46   0.50   0.54   0.59   0.64   0.69   0.76   0.83      51
 37   0.18   0.21   0.25   0.28   0.32   0.36   0.40   0.44   0.49   0.53   0.58   0.63   0.69   0.74   0.81   0.90      52
 38   0.18   0.22   0.26   0.30   0.34   0.39   0.43   0.47   0.51   0.55   0.61   0.67   0.73   0.79   0.87   0.97      53
 39   0.18   0.23   0.27   0.32   0.37   0.41   0.46   0.50   0.54   0.58   0.64   0.70   0.77   0.84   0.94   1.05      54

 40   0.19   0.23   0.28   0.34   0.39   0.44   0.48   0.53   0.57   0.61   0.67   0.74   0.82   0.90   1.01   1.13      55
 41   0.19   0.24   0.29   0.36   0.42   0.47   0.51   0.56   0.60   0.65   0.71   0.78   0.87   0.97   1.09   1.21      56
 42   0.19   0.25   0.31   0.37   0.44   0.49   0.54   0.59   0.64   0.69   0.75   0.83   0.92   1.05   1.19   1.32      57

                                                        7/21/1981

                                  EXHIBIT IV-A
                            (Part IV - Page 4 of 4)

                                   VANGUARD I                        OCCIDENTAL
           PREMIUMS PER $1000 OF YEARLY RENEWABLE TERM INSURANCE     REINSURANCE
                               SUBSTANDARD FEMALE - ALB

ISSUE                               POLICY YEAR
AGE      1       2       3       4       5       6       7       8       9       10
 43    0.20    0.26    0.32     0.39    0.46    0.52    0.57    0.63    0.68     0.73
 44    0.21    0.27    0.34     0.41    0.48    0.54    0.60    0.66    0.72     0.79

 45    0.21    0.28    0.35     0.43    0.50    0.57    0.63    0.70    0.77     0.84
 46    0.22    0.30    0.38     0.45    0.52    0.60    0.67    0.74    0.82     0.90
 47    0.24    0.32    0.40     0.48    0.56    0.63    0.71    0.79    0.87     0.96
 48    0.26    0.35    0.45     0.54    0.61    0.68    0.78    0.86    0.95     1.04
 49    0.29    0.40    0.52     0.61    0.68    0.76    0.86    0.95    1.04     1.15

 50    0.32    0.45    0.59     0.68    0.76    0.85    0.94    1.03    1.13     1.25
 51    0.34    0.49    0.64     0.74    0.83    0.91    1.00    1.10    1.21     1.34
 52    0.36    0.51    0.66     0.77    0.86    0.93    1.03    1.13    1.25     1.40
 53    0.36    0.52    0.67     0.78    0.86    0.94    1.03    1.14    1.28     1.43
 54    0.36    0.52    0.67     0.78    0.87    0.95    1.04    1.14    1.31     1.46

 55    0.36    0.53    0.68     0.79    0.88    0.96    1.05    1.15    1.34     1.51
 56    0.37    0.54    0.69     0.80    0.90    0.97    1.06    1.17    1.38     1.59
 57    0.39    0.58    0.74     0.90    0.95    1.02    1.13    1.29    1.52     1.77
 58    0.42    0.63    0.82     0.95    1.02    1.12    1.29    1.52    1.76     2.01
 59    0.45    0.69    0.91     1.02    1.12    1.29    1.52    1.76    2.00     2.21

 60    0.49    0.76    0.97     1.12    1.29    1.52    1.76    2.00    2.21     2.46
 61    0.53    0.84    1.08     1.29    1.52    1.76    2.00    2.21    2.44     2.84
 62    0.57    0.92    1.24     1.46    1.71    1.96    2.21    2.42    2.80     3.32
 63    0.61    1.00    1.34     1.59    1.85    2.14    2.40    2.75    3.23     3.86
 64    0.66    1.10    1.46     1.74    2.01    2.33    2.72    3.18    3.68     4.38

 65    0.71    1.20    1.59     1.89    2.25    2.62    3.13    3.64    4.15     4.92
 66    0.76    1.29    1.71     2.15    2.59    2.94    3.57    4.13    4.77     5.53
 67    0.83    1.37    1.93     2.55    2.85    3.40    4.09    4.70    5.47     6.30
 68    0.90    1.61    1.31     2.82    3.26    4.02    4.62    5.39    6.25     7.24
 69    1.37    2.10    2.66     3.24    3.90    4.56    5.23    6.18    7.13     8.26

 70    1.86    2.48    2.90     3.73    4.35    4.97    5.80    6.83    7.87     9.11
 71    2.03    2.70    3.15     4.05    4.73    5.41    6.31    7.43    8.56     9.91
 72    2.24    2.98    3.48     4.47    5.22    5.97    6.96    8.20    9.44    10.94
 73    2.44    3.25    3.79     4.88    5.69    6.50    7.59    8.94   10.30    11.92
 74    2.66    3.55    4.14     5.33    6.22    7.20    8.29    9.77   11.35    13.02

 75    3.02    4.03    4.70     6.05    7.05    8.16    9.40   11.08   12.76    14.63
 76    3.41    4.55    5.31     6.83    7.96    9.10   10.62   12.51   14.31    16.53
 77    3.70    4.94    5.76     7.40    8.64    9.87   11.51   13.57   15.63    18.09
 78    3.90    5.21    6.07     7.81    7.11   10.41   12.14   14.31   16.48    19.08
 79    4.02    5.36    6.25     8.04    7.38   10.72   12.51   14.74   16.97    19.65

 80    4.15    5.53    6.45     8.29    9.67   11.05   12.90   15.20   17.50    20.26
 81    4.36    5.81    6.78     8.72   10.17   11.63   13.56   15.99   18.41    21.31
 82    4.59    6.12    7.14     9.17   10.70   12.23   14.27   16.82   19.37    22.43
 83    4.79    6.39    7.46     9.59   11.18   12.78   14.91   17.57   20.24    23.43
 84    5.01    6.67    7.79    10.01   11.68   13.35   15.57   18.35   21.13    24.47

ISSUE                                                        ATTAINED
AGE      11       12       13       14        15     16+       AGE
 43     0.80     0.88     0.99     1.15     1.30    1.46       58
 44     0.86     0.95     1.09     1.26     1.43    1.61       59

 45     0.93     1.03     1.19     1.37     1.56    1.76       60
 46     1.00     1.12     1.29     1.49     1.70    1.91       61
 47     1.08     1.22     1.39     1.60     1.84    2.05       62
 48     1.17     1.32     1.49     1.71     1.97    2.19       63
 49     1.28     1.43     1.60     1.83     2.11    2.35       64

 50     1.39     1.53     1.71     1.95     2.26    2.55       65
 51     1.48     1.64     1.83     2.09     2.43    2.78       66
 52     1.56     1.75     1.96     2.25     2.63    3.04       67
 53     1.61     1.85     2.09     2.42     2.87    3.31       68
 54     1.66     1.95     2.24     2.63     3.14    3.62       69

 55     1.72     2.06     2.41     2.88     3.45    4.01       70
 56     1.83     2.18     2.63     3.20     3.87    4.50       71
 57     2.01     2.37     2.99     3.67     4.44    5.13       72
 58     2.22     2.69     3.47     4.24     5.12    5.89       73
 59     2.51     3.12     3.99     4.83     5.83    6.71       74

 60     2.91     3.59     4.53     5.47     6.57    7.55       75
 61     3.39     4.11     5.12     6.18     7.36    8.46       76
 62     3.93     4.69     5.83     6.91     8.29    9.47       77
 63     4.49     5.34     6.55     7.77     9.30   10.57       78
 64     5.08     6.01     7.30     8.63    10.27   11.67       79

 65     5.68     6.71     8.11     9.51    11.24   12.77       80
 66     6.40     7.49     8.96    10.50    12.32   14.00       81
 67     7.27     8.40     9.86    11.55    13.63   15.40       82
 68     8.30     9.49    10.94    12.91    15.22   17.10       83
 69     9.41    10.74    12.36    14.44    16.91   19.00       84

 70    10.35    11.80    13.66    15.73    18.43   20.70       85
 71    11.26    12.84    14.86    17.11    20.04   22.52       86
 72    12.43    14.17    16.40    18.89    22.12   24.85       87
 73    13.55    15.45    17.89    20.60    24.12   27.10       88
 74    14.95    17.02    19.54    22.57    26.34   29.60       89

 75    16.80    19.28    22.10    25.60    29.89   33.59       90
 76    18.81    21.61    24.95    28.82    33.75   37.92       91
 77    20.56    23.44    27.14    31.25    36.60   41.12       92
 78    21.69    24.72    28.62    32.96    38.60   43.37       93
 79    22.34    25.46    29.48    33.95    39.76   44.67       94

 80    23.03    26.25    30.40    35.00    40.99   46.05       95
 81    24.22    27.61    31.97    36.81    43.11   48.44       96
 82    25.48    29.05    33.64    38.73    45.36   50.96       97
 83    26.63    30.36    35.15    40.47    47.40   53.25       98
 84    27.81    31.70    36.70    42.27    49.49   55.61       99

                                                        7/21/1981

                                    AMENDMENT
                                    ---------

                                      NO. 2
                                      -----

This Amendment is made by and between CENTURY LIFE OF AMERICA, hereinafter called the Ceding Company, and TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY, hereinafter called Transamerica Occidental, with reference to the following facts:

     A. Effective January 1, 1981, TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY and LUTHERAN MUTUAL LIFE INSURANCE COMPANY entered into a Reinsurance Agreement.

     B. The parties hereto desire to amend said Reinsurance Agreement to change the name of the Ceding Company.

                                       1.

     Effective December 29, 1984, the name of the Ceding Company, as it appears in the Agreement, is hereby changed from LUTHERAN MUTUAL LIFE INSURANCE COMPANY to CENTURY LIFE OF AMERICA.

                                                AMENDMENT NO. 2  CONTINUES . . .

                                       2.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

Executed in duplicate by                             Executed in duplicate by
CENTURY LIFE OF AMERICA                              TRANSAMERICA OCCIDENTAL
                                                     LIFE INSURANCE COMPANY
at Waverly, Iowa,                                    at Los Angeles, California,
on     October 29, 1984.                             on    October 16, 1984.
   ------------------------------                       -----------------------

By /s/ Fred L. Broers                                By /s/ Signature
   ------------------------------                       -----------------------
   Title:                                               Vice President
   Fred L. Broers
   Sr. Vice Pres. -  Chief Actuary

By /s/ James P. Anderson                             By /s/ Signature
   ------------------------------                       -----------------------
   Title:                                               Second Vice President

   James P. Anderson
   Asst. Secretary

12581A2 - No. 6

                                    AMENDMENT
                                    ---------

                                      NO. 3
                                      -----

This Amendment, made by and between CENTURY LIFE OF AMERICA, hereinafter called the Ceding company, and TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY, hereinafter called Transamerica Occidental, hereby amends and is attached to and forms part of that certain Reinsurance Agreement (1258-1), dated January 1, 1981, made and entered into by and between the parties hereto, together with all amendments and supplements thereto, as follows:

                                       1.

    Effective January 1, 1983, the following Section 5, is hereby added to
    Article I of the Agreement:

        5. Insurance issued by the Ceding Company and reinsured with Transamerica Occidental under the Life, Disability and Accidental Death Automatic Reinsurance Agreement (1258-3), effective January 1, 1983, shall be excluded from reinsurance under this Agreement.

                                       2.

    Effective February 1, 1986, Section 5. of Article I is hereby amended to read in its entirety as follows:

                                                 AMENDMENT No. 3 CONTINUES . . .

    5. Insurance issued by the Ceding Company and reinsured with Transamerica Occidental under the Life, Disability and Accidental Death Automatic Reinsurance Agreement (1258-3), effective January 1, 1983, and the Life, Disability and Accidental Death Automatic Reinsurance Agreement (1258-4), effective February 1, 1986, shall be excluded from reinsurance under this Agreement.

                                       3.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

Executed in duplicate by                           Executed in duplicate by
CENTURY LIFE                                       TRANSAMERICA OCCIDENTAL
OF AMERICA                                         LIFE INSURANCE COMPANY
at Waverly, Iowa,                                  at Los Angeles, California,
on     January 6, 1987.                            on    January 28, 1982.
   ------------------------------                     --------------------------

By /s/ James P. Anderson                           By /s/ Signature
   ------------------------------                     --------------------------
   Title:                                             Vice President

By /s/ Daniel E. Meylink                           By /s/ Signature
   ------------------------------                     --------------------------
   Title:                                             Vice President and Actuary

12581A3 - No. 3

  [LOGO OF                                         Transamerica Center
TRANSAMERICA                                       1150 South Olive
LIFE COMPANIES]                                    Los Angeles, CA 90015-2211

                                                   Mailing Address
                                                   P.O. Box 2101
                                                   Los Angeles, CA 90051-0101

June 26, 1989

Ms. Debra J. Sauerbrei
Supervisor - Actuarial/Corp. Accounting
Century Life of America
Heritage Way
Waverly, IA 50677

Dear Ms. Sauerbrei:

The American Council of Life Insurance has requested reinsurers to change the Arbitration Article in their agreements to indicate that the appointment of any arbitrators would not be left up to the President of the American Council of Life Insurance. As a result, a portion of the Arbitration Article is changed as follows:

    There shall be three arbitrators who shall be officers of life insurance companies other than the contracting companies or their subsidiaries. Each of the contracting companies shall appoint one of the arbitrators and these two arbitrators shall select the third. In the event that either contracting company should fail to choose an arbitrator within thirty days after the other contracting company has given notice of its arbitrator appointment, that contracting company may choose two arbitrators who shall in turn choose a third arbitrator before entering arbitration. If the two arbitrators are unable to agree upon the selection of a third arbitrator within thirty days following their appointment, each arbitrator shall nominate three candidates within ten days thereafter, two of whom the other shall decline and the decision shall be made by drawing lots.

If you are in agreement with the contents of this letter, please sign and return one copy of this letter to me. A copy of this letter should then be included in every agreement(s) we have with you and would be binding as if it were a part of the agreement(s). This would apply to both in force as well as terminated agreements and ceded as well as accepted agreements.

/s/ Richard T. Wang

Richard T. Wang
Second Vice President

RW/sk

CENTURY LIFE OF AMERICA

/s/ Debra J. Sauerbrei
----------------------------------
Title: Supervisor - Actuarial/Corp. Acctg

Date 7-11-89

Transamerica Occidental Life Insurance Company [] (213) 742-2111
Transamerica Life Insurance and Annuity Company [] (213) 742-3111
Transamerica Assurance Company [] (213) 742-2345
Transamerica Financial Resourees, Inc. [] (213) 741-7702
Transamerica International Insurance Services, Inc. [] (213) 742-3823

TRANSAMERICA REINSURANCE
--------------------------------------------------------------------------------

                                    AMENDMENT
                                    ---------

                                      No. 4
                                      -----

This Amendment, effective July 1, 1990, made by and between CENTURY LIFE OF AMERICA, hereinafter called the Ceding Company, and TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY, hereinafter called Transamerica Occidental, hereby amends and is attached to and forms part of that certain Reinsurance Agreement No. (1258-1), dated January 1, 1981, made and entered into by and between the parties hereto, together with all amendments and supplements thereto, as follows:

                                       1.

    Exhibit V, which is entitled THE CEDING COMPANY'S RETENTION LIMITS, is hereby replaced in its entirety by the attached Exhibit V-A.

                                                 AMENDMENT NO. 4 CONTINUES . . .

--------------------------------------------------------------------------------
    [LOGO OF
 TRANSAMERICA
 LIFE COMPANIES]

                                     2.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

Executed in duplicate by                             Executed in duplicate by
CENTURY LIFE                                         TRANSAMERICA OCCIDENTAL
OF AMERICA                                           LIFE INSURANCE COMPANY
at Waverly, Iowa,                                    at Los Angeles, California,
on              , 1990.                              on     June 11, 1990.
   ------------------------                              ----------------------

By  /s/  Robert M. Buckingham                        By   /s/ Signature
   --------------------------                            -----------------------
Title: AVP                                              Second Vice President

By  /s/ Arthur J. Hessburg                           By  /s/ Signature
   -----------------------                              ------------------
     Title:                                             Second Vice President
     ARTHUR J. HESSBURG, SECRETARY

12581A4 - No. LI

                      THE CEDING COMPANY'S RETENTION LIMITS
                      -------------------------------------

                             Effective July 1, 1990

                                 LIFE INSURANCE
                                 --------------

                            Ages             Standard
                            ----             --------

                            0-70             $500,000
                           71-80               40,000

 Age       A & AA        B & BB         C-D           E-F           H-J          L-P
----      --------      --------      --------      --------      --------     --------
 0-50     $500,000      $442,000      $375,000      $300,000      $192,000     $100,000
   51      482,000       425,000       362,000       288,000       185,000       98,000
   52      463,000       408,000       347,000       278,000       177,000       93,000
   53      443,000       392,000       333,000       267,000       170,000       89,000
   54      425,000       375,000       318,000       255,000       163,000       85,000
   55      407,000       358,000       305,000       243,000       155,000       83,000
   56      388,000       342,000       290,000       233,000       148,000       78,000
   57      368,000       325,000       277,000       222,000       142,000       74,000
   58      350,000       310,000       263,000       210,000       135,000       70,000
   59      332,000       293,000       248,000       198,000       127,000       68,000
   60      313,000       277,000       235,000       188,000       120,000       63,000
   61      293,000       260,000       220,000       177,000       113,000       59,000
   62      275,000       243,000       207,000       165,000       105,000       55,000
   63      257,000       227,000       192,000       153,000        98,000       53,000
   64      238,000       210,000       178,000       143,000        92,000       48,000
   65      218,000       193,000       163,000       132,000        83,000       44,000
   66      200,000       177,000       150,000       120,000        77,000       40,000
   67      182,000       160,000       137,000       108,000        70,000       38,000
   68      163,000       143,000       122,000        98,000        62,000       33,000
   69      143,000       127,000       108,000        87,000        55,000       29,000
   70      125,000       110,000        93,000        75,000        48,000       25,000
71-80       40,000        40,000        40,000        40,000        40,000       25,000

                      Disability Waiver of Premium Benefit
                      ------------------------------------

                        $1,000,000 of Total Life in Force

                            Accidental Death Benefit
                            ------------------------

                                    $150,000

The above amounts will be exceeded by as much as $15,000 to avoid reinsurance.

                                   EXHIBIT V-A

TRANSAMERICA REINSURANCE
--------------------------------------------------------------------------------

                                 SPECIAL DAC TAX
                                 ---------------
                                    AMENDMENT
                                    ---------

This Amendment, effective February 15, 1993, between CENTURY LIFE OF AMERICA (Referred to as Ceding Company; Reinsured; you, your), and TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY (Referred to as Transamerica Occidental; Reinsurer; we, us, our), hereby amends and becomes a part of the Reinsurance Agreement (No. 1258-1), dated January 1, 1981.

                                       1.

    The attached DAC Tax Article, entitled Section 1.848-2(g)(8) Election, is hereby added to the Agreement.

                                       2.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as stated in this Amendment. It is subject to all of the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements.

Executed in duplicate by                           Executed in duplicate by
CENTURY LIFE                                       TRANSAMERICA OCCIDENTAL
OF AMERICA                                         LIFE INSURANCE COMPANY
at Waverly, Iowa,                                  at Charlotte, North Carolina,
on     June 29, 1993.                              on    February 10, 1993.
   ------------------------------                     --------------------------

By: /s/ Robert M. Buckingham                       By: /s/ John V. Dohmen
   ------------------------------                     --------------------------
   Title: Vice President                              Title:  Vice President

By: /s/ Barbara L. Hanson                          By: /s/ Lee Tang
   ------------------------------                     --------------------------
   Title: Secretary                                   Title:  Vice President

--------------------------------------------------------------------------------
  [LOGO OF
TRANSAMERICA
LIFE COMPANIES]

                                 DAC TAX ARTICLE

                         Section 1.848-2(g)(8) Election
                         ------------------------------

The Reinsured and the Reinsurer herby agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax regulations issued December 1992, under Section 848 of the Internal Revenue Code of 1986, as amended. This election shall be effective for 1992 and for all subsequent taxable years for which this Agreement remains in effect.

1. The term "party" will refer to either the Reinsured or the Reinsurer as appropriate.

2. The terms used in this Article are defined by reference to Regulation
   Section 1.848-2 in effect December 1992.

3. The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of section 848(c)(1).

4. Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency or is otherwise required by the Internal Revenue Service.

5. The Reinsured will submit a schedule to the Reinsurer by May 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an officer of the Reinsured stating that the Reinsured will report such net consideration in its tax return for the preceding calnendar year.

6. The Reinsurer may contest such calculation by providing an alternative calculation to the Reinsured in writing within 30 days of the Reinsurer's receipt of the Reinsured's calculation. If the Reinsurer does not so notify the Reinsured, the Reinsurer will report the net consideration as determined by the Reinsured in the Reinsurer's tax return for the previous calendar year.

7. If the Reinsurer contests the Reinsured's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the Reinsurer submits its alternative calculation. If the Reinsured and the Reinsurer reach agreement on an amount of net consideration, each party shall report such amount in their respective tax returns for the previous calendar year.

TRANSAMERICA REINSURANCE

                                    AMENDMENT
                                    ---------

                                      NO. 5
                                      -----

This Amendment, effective October 1, 1992, made by and between CENTURY LIFE OF AMERICA, hereinafter called the Ceding Company, and TRANSAMERICA OCCIDENTAL
LIFE INSURANCE COMPAY, hereinafter called Transamerica Occidental, hereby amends and is attached to and forms part of that certain Reinsurance Agreement No. (1258-1), dated January 1, 1981, made and entered into by and between the parties hereto, together with all amendments and supplements here to, as follows:

                                       1.

     Exhibit V-A, which is entitled THE CEDING COMPANY'S RETENTION LIMITS, is hereby replaced in its entirety by the attached Exhibit V-B.

                                       2.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

Executed in duplicate by                          Executed in duplicate by
CENTURY LIFE                                      TRANSAMERICA OCCIDENTAL
OF AMERICA                                        LIFE INSURANCE COMPANY
At Waverly, Iowa,                                 at charlotte, North Carolina,
On. 12/1      ,1992.                              On.   October 15,  1992.
   ---------  ----------                              -------------  --------

By /s/ Robert M. Buckingham                        By  /s/ Lee Tang
   ------------------------                           -----------------------
      Title:                                            Second Vice President

By /s/ Barbara L. Hanson                           By  /s/ Philip E. McHugh
   ---------------------                              -----------------------
     Title: Secretary                                   Second Vice President

12581A5 - No. L5

                      THE CEDING COMPANY'S RETENTION LIMITS
                      -------------------------------------

                            Effective October 1, 1992

                                                    Life Insurance
                                                    --------------

                Ages                                     Standard
                ----                                     --------

                0-70                                     $500,000
               71-80                                       50,000

                Ages                                   Tables A-P
                ----                                   ----------
                0-60                                     $500,000
               61-70                                      300,000
                71+                                        50,000

                      Disability Waiver of Premium Benefit
                      ------------------------------------

                        $1,000,000 of Total Life in Force

                            Accidental Death Benefit
                            ------------------------

                                    $150,000

The above amounts will be exceeded by as much as $15,000 to avoid reinsurance.

                                   EXHIBIT V-B

------------
TRANSAMERACA
------------

-----------
REINSURANCE
-----------

                            Reinsurance Amendment For

                                CUNA MUTUAL LIFE
                                INSURANCE COMPANY

                              Facultative Agreement
                                   (No.1058-1)

                                           [LOGO OF TRANSAMERICA LIFE COMPANIES]

                                                                  TRANSAMERICA
                                                                  LIFE COMPANIES

                                    AMENDMENT

                                      NO.6

This Amendment is made by and between CUNA MUTUAL LIFE INSURANCE COMPANY, hereinafter called the Ceding Company, and TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY, hereinafter called Transamerica Occidental, with reference to the following facts:

   A. Effective January 1, 1981, CENTURY LIFE OF AMERICA (originally known as LUTHERAN MUTUAL LIFE INSURANCE COMPANY) and TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY entered into a Reinsurance Agreement.

   B. The parties desire to amend the Reinsurance Agreement by changing the name of the Ceding Company.

Effective December 31,1996, the name of the Ceding Company, as it appears in the Agreement, is changed from CENTURY LIFE OF AMERICA to CUNA MUTUAL LIFE INSURANCE COMPANY.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

Executed in duplicate by                      Executed in duplicate by
CUNA MUTUAL LIFE                              TRANSAMERICA OCCIDENTAL
INSURANCE COMPANY                             LIFE INSURANCE COMPANY
at Waverly, lowa,                             at Charlotte, North Carolina,
on   11/12  ,1996.                            on November 7  , 1996.
   ---------------------------                   ------------------------------

By: /s/ Robert M. Buckingham                  By: /s/ Signature
   -------------------------                     ------------------------------
    Title  Vice President                         Second Vice President

By: /s/ Becky Winkey                          By: /s/ Signature
   ---------------------------                   ------------------------------
    Title Valuation Manager                       Second Vice President

1058-1-w2                                                                    sk

                                    AMENDMENT
                to the Reinsurance Agreements (the "Agreements")
                    Listed in the attached Exhibit 1 between

              CUNA MUTUAL LIFE INSURANCE COMPANY of Waverly, Iowa,
                                 ("REINSURED"),

                                       and

  TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY of charlotte, North Carolina,
                                ("TRANSAMERICA")

     1. Effective the first day of January, 1999,TRANSAMERICA agrees to be bound by the provisions of the New Mexico Domestic Abuse Insurance Protection Act ("the Act") in all respects and to be subject to enforcement of the Act in the courts of the state of New Mexico in relation to any confidential abuse information relating to a resident of the state of New Mexico that is transferred to TRANSAMERICA by the REINSURED.

     2. The provisions of this amendment shall be subject to all the terms and conditions of the Agreements which do not conflict with the terms hereof.

     IN WITNESS HEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

CUNA MUTUAL LIFE INSURANCE COMPANY

By  /s/ Michael A. Hulme                       By  /s/ Barbara L. Secor
   ------------------------------                 ------------------------------

Title AVP, Life & Health Products              Title AVP, Assistant Secretary
      ---------------------------                    ---------------------------

Date  12/21/99                                 Date  12/21/99
      ---------------------------                    ---------------------------

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By  /s/ Signature                              By  /s/ Signature
   ------------------------------                 ------------------------------

Title Vice President                           Title Vice President
      ---------------------------                    ---------------------------

Date  1/28/00                                  Date  1/28/00
      ---------------------------                    ---------------------------

                                    Exhibit 1

                 Transamerica Occidental Life Insurance Company

                                                       Agreement
Agreement Number/           Type of                  Effective Date         Agreement
Revision Number            Agreement                From      Through        Status*
---------------            ---------                ----      -------        -------
1258-1              Risk Premium Reinsurance     01/01/1981     ---         Effective
1258-3              Risk Premium Reinsurance     01/01/1983     ---         Effective
1258-4              Risk Premium Reinsurance     02/01/1986     ---         Effective
1258-5              Risk Premium Reinsurance     01/01/1986     ---         Effective
1258-6              Risk Premium Reinsurance     01/01/1989     ---         Effective
1258-2                     Coinsurance           07/01/1981     ---         Effective
1258-7              Risk Premium Reinsurance     06/01/1992     ---         Effective
1258-P1                    Coinsurance           07/01/1995     ---         Effective

[LOGO OF TRANSAMERICA REINSURANCE]

                            Reinsurance Amendment For

                       CUNA MUTUAL LIFE INSURANCE COMPANY

                        Facultative Reinsurance Agreement
                                  (No. 1058-1)

                                    AMENDMENT

                                      NO.7

This Amendment , effective January 1, 2000, made by and between CUNA Mutual Life Insurance Company, hereinafter called the Ceding Company, and Transamerica Occidental Life Insurance Company, hereinafter called Transamerica Occidental, hereby amends and is attached to and becomes a part of the Facultative Reinsurance Agreement (No. 1058-1), dated January 1, 1981.

                                       1.

     Exhibit V-B is replaced by the attached Exhibit V-C

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

Executed in duplicate by                           Executed and duplicate by
CUNA MUTUAL LIFE                                   Transamerica Occidental
INSURANCE COMPANY                                  Life Insurance Company
at Waverly, Iowa,                                  At Charlotte, North Carolina,

on February 29, 2000.                              On January 13 , 2000
   --------------------------------                   --------------------------

By /s/ Paul A. Lawin                               By /s/ Signature
   --------------------------------                   --------------------------
   Title: Asst. Vice President                        Title:  Vice President

By /s/ Barbara L. Secor                            By /s/ Signature
   --------------------------------                   --------------------------
   Title: Associate General Counsel                   Title:

                      THE CEDING COMPANY'S RETENTION LIMITS
                      -------------------------------------

                            Effective January 1,2000

                                 Life Insurance
                                 --------------

                            Ages          All Ratings
                            ----          -----------
                            0-69          $1,000,000
                            70+           $  500,000

                      Disability Waiver of Premium Benefit
                      ------------------------------------

                                   $1,000,000

                            Accidental Death Benefit
                            ------------------------

                                    $250,000

The above amounts will be exceeded by as much as $15,000 to avoid reinsurance.

                                   EXHIBIT V-C

[LOGO OF TRANSAMERICA REINSURANCE]

                            Reinsurance Amendment For

                       CUNA MUTUAL LIFE INSURANCE COMPANY

                              Reinsurance Agreement
                                  (No. 1058-1)

                                    AMENDMENT

                                      NO.8

This Amendment, effective November 1, 1999, made by and between CUNA MUTUAL LIFE INSURANCE COMPANY, hereinafter called the Ceding Company, and TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY, hereinafter called Transamerica Occidental, hereby amends and is attached to and becomes a part of the Facultative Reinsurance Agreement (No. 1058-1), dated January 1, 1981.

                                       1.

     Article III, Formal Cession, is replaced by the attached Article III-A, Formal Cession and Notification.

                                       2.

     Article VI-A, Premium Accounting shall apply only to reinsurance of the Ceding Company's MEMBERS VULII (99-VUL) plan of insurance.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

Executed in duplicate by                       Executed in duplicate by
CUNA MUTUAL LIFE                               Trasnamerica Occidental
INSURANCE COMPANY                              Life Insurance Company
at Waverly, Iowa,                              At Charlotte, North Carolina,
on September 27, 2001                          On August 29, 2001
   ------------------------------                 ------------------------------

By /s/ Scott Allen                             By /s/ Signature
   ------------------------------                 ------------------------------
Title: Assistant Vice President                Title:  Vice President

By /s/ Barbara L. Secor                        By /s/ Signature
   ------------------------------                 ------------------------------
Title: Assistant Secretary                     Title: Vice President & Associate
                                                      General Counsel

10581A8                                                                       SK

                                  ARTICLE III-A

                         FORMAL CESSION AND NOTIFICATION
                         -------------------------------

1. In the case of each reinsurance cession for all plans except the Ceding Company's MEMBERS VULII (99-VUL), promptly after the Ceding Company's liability for its insurance has begun, the Ceding Company shall deliver to Transamerica Occidental a "Formal Reinsurance Cession," Exhibit II. Based upon the data set forth on the "Formal Reinsurance Cession," Transamerica Occidental shall prepare a "Reinsurance Cession Card," Exhibit III, and shall deliver one copy to the Ceding Company.

2. In the case of each reinsurance cession for the Ceding Company's MEMBERS VULII (99-VUL), the Ceding Company shall inform Transamerica Occidental of such reinsurance by means of the monthly accounting report as described in
     Article VI-A.

                                                        ...END OF ARTICLE III-A

                                ARTICLE VI-A

                             PREMIUM ACCOUNTING
                             ------------------

1. The reinsurance premiums required under this agreement shall be payable to Transamerica Occidental on the annual basis regardless of how insurance premiums are payable to the Ceding Company.

2. Each month the Ceding Company shall prepare and submit to Transamerica Occidental a statement, reporting first year and renewal reinsurance premiums, individual risk identification for purposes of new business, policy changes and terminations, refunds and allowances and other pertinent data mutually agreed upon by the parties hereto for the life insurance reinsured under this Agreement which became due during the current month.

3. If a statement shows that a net reinsurance premium balance is payable to Transamerica Occidental, the Ceding Company shall include with the statement its payment for the amount of the net balance due Transamerica Occidental. If payment for the full amount of the net balance due Transamerica Occidental is not included with the statement, the reinsurance premiums for all of the risks listed on the statement shall be in default.

     If a statement shall not be received by Transamerica Occidental within thirty days, the reinsurance premiums for all of the risks that would have been listed on such statement shall be in default.

     If a statement shows that a net balance is payable to the Ceding Company, Transamerica Occidental shall pay to the Ceding Company the amount of the net balance within thirty days after the day on which Transamerica Occidental received the monthly statement form the Ceding Company.

4. Transamerica Occidental shall have the right to terminate the reinsurance on risks for which reinsurance premiums are in default by giving thirty days written notice of termination to the Ceding Company. As of the close of the last day of this thirty-day notice period, all of Transamerica Occidental's liability for the following reinsurance shall terminated:

     A. Reinsurance on risks which are subject to the termination notice, and, in addition,

     B. Reinsurance on risks the reinsurance premiums for which went into default during the thirty-day notice period.

     Notwithstanding termination of reinsurance as provided by this Section, the Ceding Company shall continue to be liable to Transamerica Occidental for all unpaid reinsurance premiums earned by Transamerica Occidental under this Agreement.

5. Subject to the exception stated below in the third paragraph of this Section, reinsurance terminated under Section 4. Of this Article may be reinstated by the Ceding Company.

                                                       ARTICLE VI-A CONTINUES...

     The Ceding Company may reinstate such terminated reinsurance if, within sixty days after the effective date of its termination, the Ceding Company shall pay in full all of the unpaid reinsurance premiums for the reinsurance which was in force prior to its termination. The effective date of reinstatement shall be the day Transamerica Occidental shall have received all of the required premiums.

     There shall be no reinstatement of reinsurance on a risk with respect to which the Ceding Company incurred a claim for insurance after the reinsurance terminated notwithstanding the fact that payment of the unpaid reinsurance premiums for such a risk is required before there can be any reinstatement under this Section.

6. The first day of the thirty-day notice of termination under Section 4. of this Article shall be the day that the notice shall be deposited in the mail addressed to the Ceding Company's Home Office, or , if the mail is not used, the day it is delivered to the Ceding Company's Home Office or to an Officer of the Ceding Company.

7. Within Sixty days following the close of each calendar year, the Ceding Company shall prepare and submit to Transamerica Occidental an in force listing of all risks Ceding Company under this Agreement setting forth pertinent data mutually agreed upon by the parties hereto.

8. The reinsurance premiums and the reinsurance benefits payable under this Agreement shall be payable in the lawful money of the United States; except, however, they shall be payable in the lawful money of Canada if the Ceding Company's insurance is based on Canadian currency.

                                                         ...END OF ARTICLE VI-A.

                                    AMENDMENT

                                      NO.9

This Amendment, effective November 1, 1999, made by and between CUNA MUTUAL LIFE INSURANCE COMPANY, (Reinsured referred to as you, your), and TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY, (Reinsurer referred to as we, us, our), is attached to and becomes a part of the Facultative Reinsurance Agreement (No. 1058-01), dated January 1, 1981.

                                       1.

     The Reinsured and Reinsurer agree that the policy fee shown as applicable to the Vanguard rates in Exhibit IV-A shall not be payable to the Reinsurer for the Members VULII(99-VUL) plan of insurance.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

Executed in duplicate by                 Executed in duplicate by
CUNA MUTUAL LIFE                         TRANSAMERICA OCCIDENTAL
INSURANCE COMPANY                        LIFE INSURANCE COMPANY
at Waverly, Iowa,                        at Charlotte, North Carolina,
on February 12, 2002.                    on January 23, 2002.
   ---------------------------------        ------------------------------------

By: /s/ Signature                        By: /s/ Signature
    --------------------------------         -----------------------------------
Title: AVP                               Title:  Vice President

By /s/ Barbara L. Secor                  By /s/ Signature
   ---------------------------------        ------------------------------------
Title: AVP, Associate Secretary          Title: Vice President & General Counsel
       Counsel & Assistant Secretary

10581A9                                                                       be

                       CONFIDENTIALITY AGREEMENT ADDENDUM

       This Confidentiality Agreement Addendum, effective July 1, 2001, is entered into by and between TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY (hereinafter referred to as "we" and "us") and CUNA MUTUAL LIFE INSURANCE COMPANY (hereinafter referred to as "you") and amends the reinsurance agreements between the parties listed in the attached Exhibit 1 (hereinafter referred to as the "Reinsurance Agreements").

       We agree to protect and hold all nonpublic personal policyholder information you provide to us in conjunction with the Reinsurance Agreements in strict confidence. "Nonpublic personal information" includes health information, financial information and other information provided to us in conjunction with carrying out our obligations under a reinsurance agreement with your company. We agree not to disclose nonpublic personal information, in any form or medium, to any affiliated or nonaffiliated person, firm or corporation except as necessary to perform services under the Agreements, as may be required during the course of external audits or as required or permitted by law. To the extent we contract with a third party that obtains nonpublic personal information in order to provide services under the Agreements, we agree to obtain confidentiality protections to require the third party to hold nonpublic personal information in strict confidence and not to disclose it to any person unless required or permitted by law. We agree to use nonpublic personal information only for reinsurance purposes and we will not use such information for any other purpose.

       Notwithstanding the foregoing, it is understood and the parties agree that we will not be prohibited from disclosing such nonpublic personal information as might be necessary for purposes of retrocession of the reinsured business. We have included a confidentiality provision in our retrocession agreements with our third-party reinsures applicable to our current retrocession pool.

       We agree to implement and maintain reasonable and customary security measures to safeguard nonpublic personal information: Such measures shall include, but not be limited to, informing employees of the confidentiality requirements applicable to nonpublic personal information.

       Out obligation to maintain the confidentiality of nonpublic personal information provided to us shall survive termination of the reinsurance agreement and shall remain in effect for as long as the nonpublic personal information remains in our possession.

Executed on behalf of:

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By: /s/ Signature                                 By :/s/ Signature
    --------------------------------                   -------------------------
    Title: Vice President                              Title: VP

Date: 7/24/02                                     Date: 7/23/02
      ------------------------------                    ------------------------

CUNA MUTUAL LIFE INSURANCE COMPANY

By: /s/ Michael A. Hulme                          By: /s/ Barbara L. Secor
    --------------------------------                  --------------------------
    Title: VP Life & Health Products                  Title: Assistant Secretary

Date: 7/12/02                                      Date: 7/12/2002
      ------------------------------                     -----------------------

                                    EXHIBIT 1

                 Transamerica Occidental Life Insurance Company


                                               Agreement
Agreement Number/                            Effective Date
-----------------
REVISION NUMBER      Type of Agreement       From     Through    Agreement Status
                     -----------------       ----     -------    ----------------
1258-1               Risk Premium         01/01/1981    ---      Effective
                     Reinsurance
1258-3               Risk Premium         01/01/1983    ---      Effective
                     Reinsurance
1258-4               Risk Premium         02/01/1986    ---      Effective
                     Reinsurance
1258-5               Risk Premium         01/01/1986    ---      Effective
                     Reinsurance
1258-6               Risk Premium         01/01/1989    ---      Effective
                     Reinsurance
1258-2               Coinsurance          07/01/1981    ---      Closed for New
                                                                 Business 12/31/1999
1258-7               Risk Premium         06/01/1992    ---      Effective
                     Reinsurance
1258-P1              Coinsurance          07/01/1995    ---      Closed for New
                                                                 Business 05/10/2000

                                    AMENDMENT

                                     NO. 10

This Amendment, effective January 1, 2003, made by and between CUNA MUTUAL LIFE INSURANCE COMPANY (referred to as Ceding Company; Reinsured; you, your) and TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY, (referred to as Reinsurer; we, us, our), hereby amends and becomes a part of the Reinsurance Agreement (No.1058-01), dated January 1, 1981.

                                       1.

     Article III-A, which is entitled FORMAL CESSION AND NOTIFICATION, is hereby replaced in its entirety by the attached Article III-A, which is entitled NOTIFICATION AND REPORTING OF REINSURANCE.

                                       2.

     Article VI-A, which is entitled PREMIUM ACCOUNTING shall apply to reinsurance of all of the Ceding Company's plans of insurance.

                                       3.

     Article VI is no longer applicable to this Agreement.

                                       4.

     Exhibits II and III are no longer applicable to this Agreement.

                                       5.

     Exhibit VI is hereby attached to this Agreement.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

Executed in duplicate by                       Executed in duplicate by
CUNA MUTUAL LIFE                               TRANSAMERICA OCCIDENTAL
INSURANCE COMPANY                              LIFE INSURANCE COMPANY
at Waverly, Iowa,                              at, Charlotte, North Carolina,
on May 28, 2003.                               on May 12, 2003.
   ---------------------------------              ------------------------------

By: /s/ Michael A. Hulme                        By: /s/ Signature
    --------------------------------                ----------------------------
    Title: VP Life & Health Products                Title: Vice President

By: /s/ Paul A. Lawin                           By: /s/ Andrea R. Marshall
    --------------------------------                ----------------------------
    Title: V.P.                                     Title: Second Vice President